                            BONTANG V LOAN AGREEMENT

                           __________________________


                               US$969,500,000.00

                           BANKAMERICA INTERNATIONAL

                                   as Trustee
             under the Bontang V Trustee and Paying Agent Agreement

                                  as Borrower,

                   BONTANG TRAIN-G PROJECT FINANCE CO., LTD.

                              as Tranche A Lender,

                  THE BANKS named herein as Tranche B Lenders
                                      and

                  THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED
                                NEW YORK BRANCH
                               as Facility Agent

                             THE FUJI BANK, LIMITED
                             as Intercreditor Agent

                                CREDIT LYONNAIS
                               as Technical Agent

                             Tranche B Arranged By
                                CREDIT LYONNAIS
                             THE FUJI BANK, LIMITED
                  THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED


                           __________________________


                            Dated as of July 1, 1995

                              TABLE OF CONTENTS*/

                                                                                                                     Page
                                                                                                                     ----
1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2.  THE ADVANCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

         2.1        The Commitments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.2        Purpose and Manner of Borrowing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         2.3        Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.4        Election of Interest Periods for Tranche B.   . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         2.5        Determination of Interest Rates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         2.6        Alternative Interest Rates; Voluntary Prepayment  . . . . . . . . . . . . . . . . . . . . . . . .  27
         2.7        Interest Rate on Overdue Amounts; Other Indemnities   . . . . . . . . . . . . . . . . . . . . . .  29
         2.8        Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         2.9        The Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         2.10       Repayment on Maturity Dates; Deferral   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         2.11       Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

3.  PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

         3.1        Allocation of Amounts; Substitute Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         3.2        Funds of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         3.3        Set-Off, Counterclaim and Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         3.4        Change of Law; Certain Mandatory and Voluntary Prepayments; Additional Amounts  . . . . . . . . .  38
         3.5        Prepayments in Connection with Completion of Train G; Debt Coverage Reserve Mandatory
                    Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         3.6        Notice of Certain Voluntary Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         3.7        Other Voluntary Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         3.8        Cancellation of Commitments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         3.9        No Reborrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         3.10       Payments to be Made at End of Interest Period   . . . . . . . . . . . . . . . . . . . . . . . . .  42

4.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

         4.1        Power and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         4.2        Legal Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         4.3        Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         4.4        Registration and Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         4.5        Agreement Binding   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         4.6        Ranking of Advances; Encumbrances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         4.7        Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44





__________________________________

*     The Table of Contents is not a substantive part of this Agreement.





                                     (i)

                                                                                                                     Page
                                                                                                                     ----
         4.8        Compliance with Other Instruments, etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         4.9        No Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         4.10       Trust Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

5.  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         5.1        Conditions Precedent to the Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         5.2        Conditions Precedent to Certain Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         5.3        Conditions Precedent to the Initial and Subsequent Advances   . . . . . . . . . . . . . . . . . .  50
         5.4        Conditions Precedent to Advances to Fund Reserve Account  . . . . . . . . . . . . . . . . . . . .  51
         5.5        Representations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

6.  COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

         6.1        Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         6.2        Negative Pledge   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         6.3        No Consent to Changes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         6.4        Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         6.5        Notice at End of Availability Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         6.6        Selection of Qualified Bank   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

7.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

8.  AGENT, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

         8.1        Appointment and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         8.2        Agent May Rely on Documents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         8.3        No Amendment to Duties of Agent Without Consent   . . . . . . . . . . . . . . . . . . . . . . . .  60
         8.4        Responsibilities of Agent and Arrangers   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         8.5        Funding Costs of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         8.6        Agent in Individual Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         8.7        Credit Decision   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         8.8        Arrangers, Intercreditor Agent, Technical Agent, Tranche A Lender   . . . . . . . . . . . . . . .  62
         8.9        Change of Administrative Office of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         8.10       Successor Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

9.  SOURCE OF DEBT SERVICE; NO RECOURSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

         9.1        Accumulation for Debt Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         9.2        Accumulation in Regular Reserve Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         9.3        Deposit in Debt Coverage Reserve Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         9.4        Payments Made from Debt Service Account and Reserve Account   . . . . . . . . . . . . . . . . . .  64
         9.5        No Recourse   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         9.6        Not to Limit Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66





                                      (ii)

                                                                                                                     Page
                                                                                                                     ----
10.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

         10.1       Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         10.2       No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         10.3       Use of English Language   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         10.4       Assignment; Successors and Assigns;
                    Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         10.5       Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         10.6       Expenses; Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         10.7       Sharing of Set-Off and Other Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         10.8       Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.9       Table of Contents and Section Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.10      Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.11      Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.12      Term of Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74





                                     (iii)

EXHIBIT A                 FORM OF NOTICE OF BORROWING

EXHIBIT B-1               FORM OF NOTICE OF DEFERRAL

EXHIBIT B-2               FORM OF NOTICE OF INTEREST PERIOD

EXHIBIT B-3               FORM OF NOTICE OF COMPLETION

EXHIBIT C-1               FORM OF TRANCHE A NOTE

EXHIBIT C-2               FORM OF TRANCHE B NOTE

EXHIBIT C-3               FORM OF TRANSFER CERTIFICATE

EXHIBIT D-1               FORM OF LEGAL OPINION OF KELLEY, DRYE & WARREN,
                          COUNSEL FOR THE BORROWER

EXHIBIT D-2               FORM OF LEGAL OPINION OF ROBERT RYWKIN, COUNSEL TO
                          THE BORROWER

EXHIBIT E-1               FORM OF LEGAL OPINION OF BUDHY RUKIAT, LEGAL COUNSEL
                          TO PERTAMINA

EXHIBIT E-2               FORM OF LEGAL OPINION OF ANDREWS & KURTH, L.L.P.,
                          SPECIAL COUNSEL TO THE PRODUCERS (OTHER THAN
                          PERTAMINA)

EXHIBIT E-3               FORM OF LEGAL OPINION OF COUNSEL TO EACH PRODUCER
                          (OTHER THAN PERTAMINA)

EXHIBIT E-4               FORM OF LEGAL OPINION OF WHITE & CASE, SPECIAL NEW
                          YORK COUNSEL TO PERTAMINA

EXHIBIT F-1               FORM OF LEGAL OPINION OF PAUL, WEISS, RIFKIND,
                          WHARTON & GARRISON, SPECIAL COUNSEL TO THE TRANCHE A
                          LENDER, THE AGENT AND THE TRANCHE B LENDERS

EXHIBIT F-2               FORM OF LEGAL OPINION OF SPECIAL KOREAN AND TAIWANESE
                          COUNSEL TO THE TRANCHE A LENDER, THE AGENT AND THE
                          TRANCHE B LENDERS

EXHIBIT G-1               FORM OF LEGAL OPINION OF LEGAL COUNSEL TO PERTAMINA

EXHIBIT G-2               FORM OF LEGAL OPINION OF WHITE & CASE, SPECIAL NEW
                          YORK COUNSEL TO PERTAMINA

EXHIBIT G-3               FORM OF LEGAL OPINION OF SPECIAL JAPANESE COUNSEL TO
                          THE TRANCHE A LENDER, THE AGENT AND THE TRANCHE B
                          LENDERS

EXHIBIT G-4               CERTIFICATE OF PERTAMINA





                                      (iv)

SCHEDULE 1                BASIC AGREEMENTS

SCHEDULE 2                DRAWDOWN SCHEDULE

SCHEDULE 3                ASSUMED INTEREST RATE AND OTHER ASSUMPTIONS

SCHEDULE 4                QUALIFIED BANKS





                                      (v)

                                 LOAN AGREEMENT


            AGREEMENT dated as of July 1, 1995 among

             (i) BANKAMERICA INTERNATIONAL, not in its individual capacity but solely as Trustee under the Bontang V Trustee and Paying Agent Agreement among it and PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA, VIRGINIA INDONESIA COMPANY, OPICOIL HOUSTON, INC., VIRGINIA INTERNATIONAL COMPANY, LASMO SANGA SANGA LIMITED, UNION TEXAS EAST KALIMANTAN LIMITED, UNIVERSE GAS & OIL COMPANY, INC., TOTAL INDONESIE, INDONESIA PETROLEUM, LTD. and UNOCAL INDONESIA COMPANY, dated as of the date hereof;

            (ii)  BONTANG TRAIN-G PROJECT FINANCE CO., LTD., as Tranche A
Lender;

           (iii) CREDIT LYONNAIS, THE FUJI BANK, LIMITED and THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, as Arrangers;

            (iv) The Long-Term Credit Bank of Japan, Limited, New York Branch, as "Facility Agent" (hereinafter defined as "Agent"), The Fuji Bank, Limited, as "Intercreditor Agent," and Credit Lyonnais, as "Technical Agent"; and

             (v) the banks and other financial institutions named under the caption "Tranche B Lenders" on the signature pages hereof.


                             W I T N E S S E T H :


            WHEREAS, the Borrower has requested the Tranche A Lender and the Tranche B Lenders to make advances to the Borrower upon the terms and subject to the conditions of this Agreement in an aggregate principal amount of $678,650,000.00 for Tranche A, which amount shall be indirectly financed by The Export-Import Bank of Japan, and $290,850,000.00 for Tranche B, respectively, for the purpose of paying (i) the costs incurred or to be incurred in connection with or otherwise relating to the design, engineering, procurement and construction of or otherwise relating to Train G, (ii) interest, fees, expenses, taxes and other amounts payable by the Borrower pursuant to Sections 2.3, 2.7, 2.8, 3.3, 3.4(b), 6.6 and 10.6 hereof and (iii) certain amounts to be paid to the Reserve Account pursuant to Section 2.2(b)(ii) hereof and used as provided therein;

            WHEREAS, the Tranche A and Tranche B Lenders are prepared, severally, and not jointly or jointly and severally, to make such advances to the Borrower on a pro rata basis upon the terms and subject to the conditions of this Agreement; and

            WHEREAS, no recourse shall be had for any amount due under this Agreement against BankAmerica International in its individual capacity, with certain proceeds from the sale of liquefied natural gas being the sole source of repayment hereunder of all such amounts, except as specifically provided herein.

            NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:


SECTION 1.  DEFINITIONS

            As used in this Agreement, the following capitalized expressions shall have the following respective meanings, such meanings to be applicable to both the singular and the plural forms of such expressions:

            "Additional Plant" means the additional gas liquefaction and processing facility and facilities (other than the Support Facilities and the Loading Facilities) related to or used in connection therewith, all to be located at the Bontang Plant, in each case as described in and consistent with the Development Plan.

            "Advance" means, with respect to Tranche A, each advance by the Tranche A Lender, and, with respect to Tranche B, each advance by a Tranche B Lender, in each case to the Borrower hereunder on a Borrowing Date or, where the context so requires, the amount of such advance from time to time outstanding.

            "Agent" means The Long-Term Credit Bank of Japan, Limited, New York Branch, acting in its capacity as facility agent for the Tranche B Lenders hereunder, or any successor thereto appointed pursuant to Section 8.10 hereof.

            "Applicable Margin" means for all Advances (including any Deferred Portion thereof) (i) on any date during the period beginning on the Effective Date and ending on December 31, 1999, 1.125%, and (ii) on any date following December 31, 1999 while this Agreement is in effect, 0.875%.

            "Arrangers" means the financial institutions named under the caption "Arrangers" on the signature pages hereof.

            "Arun III Contract" has the meaning set forth in the KGC Sales Contract.

            "Assumed Interest Rate" means the interest rate per annum set forth on Schedule 3; provided, however, that at any time and from time to time following the date hereof upon the reasonable request of the Borrower, the Tranche A Lender or the Agent, the Borrower, the Tranche A Lender and the Agent shall negotiate in good faith to reach agreement on an interest rate per annum to serve as the Assumed Interest Rate which is acceptable to the Borrower, the Tranche A Lender and the Agent. If agreement cannot be reached on such interest rate within 10 Business Days following a request for such negotiations, then the Assumed Interest Rate shall be the interest rate per annum specified in writing by a Selected Qualified Bank as the most appropriate interest rate to assume for purposes of calculating the Debt Coverage Ratio.

            "Availability Period" means the period beginning on the Effective Date and ending on the earlier of (i) the date nine months following the Completion Date or (ii) September 10, 1998.

            "Basic Agreements" means the agreements listed on Schedule 1 hereto.

            "Bontang Plant" means the natural gas liquefaction plant at Bontang Bay on the east coast of Kalimantan, Indonesia, including all related facilities, such as natural gas processing plants for the production of LNG and liquefied petroleum gas consisting of propane and butane, utilities, storage tanks, loading lines and arms, harbor, docks, berths, tugboats, residential community, workshops, offices, fixed plant and equipment and communication systems, together with replacements, improvements, additions and expansions of all such facilities (including Train G), together also with natural gas transmission lines extending from "Delivery Points" as defined in the Processing Agreement, and from such other points in other fields from which natural gas is supplied, to the said natural gas liquefaction plant (including associated knock-out drums but excluding natural gas gathering pipelines within fields).

            "Bontang V Payment Account" has the meaning set forth in Article 1 of the Trust Agreement.

            "Borrowed Amounts" has the meaning set forth in Section 2.2(b) hereof.

            "Borrower" means BankAmerica International, solely as Trustee under the Trust Agreement and not in its individual capacity. The term "Borrower" does not include

BankAmerica International in any other capacity or any one or more of the Producers.

            "Borrowing" means a borrowing hereunder consisting of Advances of a Tranche made to the Borrower at the same time by all then participating Lenders severally.

            "Borrowing Date" means (i) with respect to the initial Borrowing, a Business Day occurring on or after the fifth Business Day following the Effective Date and specified in a Notice of Borrowing as a date on which the Borrower will make a Borrowing hereunder and (ii) thereafter a Business Day occurring, on the eighth, ninth, tenth, eleventh or twelfth day of any calendar month and specified in a Notice of Borrowing as a date on which the Borrower will make a Borrowing hereunder; provided that not more than one Borrowing Date may occur during any single calendar month and no Borrowing Date may occur following the last day of the Availability Period; and provided further that if a Borrowing Date would otherwise occur on a date which is not a Business Day, such Borrowing Date shall be the immediately succeeding Business Day, or, if any such extension would cause the Borrowing Date to be a date later than the twelfth calendar day of the relevant month, then the Borrowing Date shall be the immediately preceding Business Day.

            "Business Day" means any day on which (i) dealings in Dollar deposits are carried on in the London interbank market and (ii) commercial banks are not authorized or required to close in any of London, the City of New York or Tokyo.

            "Buyer" means each of (i) Korea Gas Corporation, a corporation organized under the laws of the Republic of Korea, as buyer under the KGC Sales Contract, (ii) Chinese Petroleum Corporation, a corporation organized under the laws of the Republic of China, as buyer under the CPC Sales Contract and (iii) each of the Japanese Buyers, as buyers under the New 1973 Sales Contract.

            "Commitment" means, with respect to each Lender, the principal amount set forth opposite such Lender's name under the caption "Commitment" on the signature pages hereof, as such amounts may be reduced from time to time pursuant to Section 3.8 hereof, or such Lender's commitment to lend such amounts, as the context may require.

            "Completion Date" means the date on which each of the Tranche A Lender and the Agent shall have received a written notice from the Borrower as required by Sec-tion 6.1(e) hereof, to which is attached a notice from Pertamina to the effect that:

                   (i) the construction of the Additional Plant and the Loading Facilities has been completed in accordance with the Development Plan and the Additional Plant and the Loading Facilities have been fully and finally accepted by Pertamina under the Construction Documents; and

                  (ii) the Additional Plant has demonstrated processing capabilities consistent with those contained in the Development Plan and at least 170,000 metric tons of LNG meeting the quality specifications set forth in each of the LNG Sales Contracts have been produced over a period of 30 consecutive days and delivered to storage during such period.

            "Construction Documents" means (i) the EPC Contract and (ii) the Loading Facilities Construction Contract.

            "CPC Sales Contract" means the Memorandum of Agreement between Pertamina and Chinese Petroleum Corporation for Sale and Purchase of LNG during 1998 and 1999, dated as of December 6, 1994, as heretofore and hereafter modified or amended, until such time as no amounts that may then or thereafter be payable thereunder or with respect thereto would, if paid, constitute Source of Debt Service, at which time such Memorandum shall cease, for purposes hereof and for purposes of the Producers Agreement, to be the CPC Sales Contract and an LNG Sales Contract.

            "CPC SDS Period" has the meaning set forth in the definition of Source of Debt Service.

            "CPC Supply Agreements" means, for as long as the CPC Sales Contract is an LNG Sales Contract:

                   (i) Package V Supply Agreement (1998-1999 LNG Sales to Chinese Petroleum Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Vico Group, on the other hand, as heretofore and hereafter modified or amended;

                  (ii) Package V Supply Agreement (1998-1999 LNG Sales to Chinese Petroleum Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Total Group, on the other hand, as heretofore and hereafter modified or amended;

                 (iii) Package V Supply Agreement (1998-1999 LNG Sales to Chinese Petroleum Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal, on the other hand, as heretofore and hereafter modified or amended; and

                  (iv) Package V Supply Agreement (1998-1999 LNG Sales to Chinese Petroleum Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal and Inpex, on the other hand, as heretofore and hereafter modified or amended.

            "Debt Coverage Ratio" means:

                   (i) during the Availability Period, an amount determined as the product of (a) (i) the sum of (x) the present value as of September 10, 1998 (determined by discounting by the Assumed Interest Rate at the time of calculation) of the Source of Debt Service reasonably anticipated to be payable from such date to the Final Maturity Date plus (y) the amount held in the Reserve Account at the time of calculation, divided by (ii) the total Commitments, multiplied by (b) 100; and

                  (ii)  thereafter, an amount determined as the product of (a)
(i) the sum of (x) the present value as of the time of calculation (determined by discounting by the Assumed Interest Rate at the time of calculation) of the Source of Debt Service reasonably anticipated to be payable from the time of calculation to the Final Maturity Date plus (y) the amount held in the Reserve Account at the time of calculation, divided by (ii) the outstanding principal amount of the Notes at the time of calculation, multiplied by (b) 100.

The assumptions necessary for calculating the Debt Coverage Ratio are set forth in Schedule 3 hereto. These assumptions shall remain in effect for purposes of calculating the Debt Coverage Ratio, whenever required, until such time as new assumptions have been mutually agreed by the Borrower, the Tranche A Lender and the Agent or specified by a Selected Qualified Bank, in each case as provided herein. The Borrower, the Tranche A Lender or the Agent may at any time (but not more than once each calendar quarter) request a reconsideration of such assumptions, whereupon the Borrower, the Tranche A Lender and the Agent shall negotiate in good faith to reach agreement on the assumptions described below, used in calculating the Debt Coverage Ratio which are acceptable to the Borrower, the Tranche A Lender and the Agent. The assumptions to be negotiated in good faith are, in addition to the Assumed Interest Rate as provided in the definition thereof, those with respect to the realized export prices of all classifications of Indonesian crude oil and the U.S. Consumer Price Index, in each case as such realized export prices and Consumer Price Index are used for determining the LNG sales price in the relevant LNG Sales

Contract. If the Borrower, the Tranche A Lender and the Agent cannot reach agreement on such assumptions within 10 Business Days following a request by one to the others for such negotiations, then such assumptions shall be those specified in writing by a Selected Qualified Bank.

            "Debt Coverage Reserve Account" has the meaning set forth in
Article 1 of the Trust Agreement.

            "Debt Service Account" has the meaning set forth in Article 1 of the Trust Agreement.

            "Deferred Portion" means any portion of the outstanding principal amount of a Tranche, the payment of which has been deferred pursuant to Section 2.10(b) hereof.

            "Development Plan" means the Badak LNG Train "G" Project Development Plan prepared by Project Gas and Petrochemical, dated February 1995, as heretofore and hereafter amended.

            "Dollars" and the sign "$" mean such coin or currency of the United States of America as is, at the relevant time, legal tender for the payment of public and private debts.

            "Drawdown Schedule" has the meaning set forth in Section 2.2(c) hereof.

            "Effective Date" has the meaning set forth in Section 5.1 hereof.

            "Encumbrance" means any lien, security interest, mortgage, deed of trust, pledge, charge or any other encumbrance of any kind, including, without limitation, the rights of a vendor, lessor or similar party under any conditional sale agreement or other title retention agreement or lease substantially equivalent thereto, any production payment, and, with respect to any property or assets, any other right of or arrangement with any creditor to have its claim satisfied out of any such property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

            "EPC Contract" means each of (i) the Bontang LNG Expansion Project Train G Contract No. B60-JMC-001 Agreement between Pertamina and IKPT, dated March 20, 1995, (ii) the Bontang LNG Expansion Project Train G Contract No. B60-JMC-001 Interim Contract between Pertamina and IKPT, dated March 20, 1995,
(iii) Articles 1, 2, 6, 8, 9 and 18 of the Collaboration Agreement dated March 1, 1995 among IKPT, Chiyoda Corporation and Mitsubishi Corporation, and (iv) the letter agreement dated March 1, 1995 among Chiyoda

Corporation, Mitsubishi Corporation and Pertamina, each as heretofore and hereafter amended.

            "Events of Default" means any of the events specified in Section 7 hereof.

            "Excluded Taxes" means:

                   (i) with respect to Tranche A, (x) any Taxes imposed by Japan or any department, agency or political subdivision or taxing authority thereof or therein and (y) the additional amount of any Taxes that may be imposed upon or with respect to a Payment arising solely by reason of the fact that the Tranche A Lender changes the source of the funds it uses to make or maintain Advances from that contemplated as of the date hereof for any reason other than a change in the source of funding made in connection with maintaining any overdue principal or other amounts owing pursuant to this Agreement with respect to Tranche A or the Tranche A Note or any Deferred Portion of Tranche A; and

                  (ii) with respect to Tranche B, (x) any Taxes (including withholdings) based upon gross or net income payable by a Tranche B Lender or the Agent to the jurisdiction of such Lender's incorporation or the jurisdictions in which such Lender has its principal executive office or in which its Lending Office is located, or to any department, agency or other political subdivision or taxing authority in any of such jurisdictions and (y) the additional amount of any Taxes (other than Taxes described in the preceding clause (x) prior to a change in the Lending Office) that may be imposed upon or with respect to a Payment arising solely by reason of the facts that the Lender is a foreign corporation or other non-resident person within the meaning of the Internal Revenue Code of 1986, as amended, and the Lending Office receiving such Payment is not located in the United States of America. Solely for purposes of the preceding sentence, the term "Lending Office" shall mean, in addition to the definition set forth below in this Section 1, a branch or office of a Tranche B Lender which has physical custody of a Tranche B Note, this Agreement or the Letter Agreement or which conducts the activities that are the responsibilities of a Tranche B Lender described in this Agreement or, solely in the event that a taxing jurisdiction asserts a Tax by reason of the fact that a branch or office of a Tranche B Lender previously had (but no longer has) such custody or conducted (but no longer conducts) such activities, such other branch or office.

            "Extension Period" has the meaning set forth in the definition of Source of Debt Service.

            "Final Maturity Date" means the fortieth Maturity Date occurring following the last day of the Availability Period.

            "Front End Fee Letter Agreement" has the meaning set forth in
Section 2.8(a) hereof.

            "Gross Invoice Amount" means:

                   (i) with respect to the KGC Sales Contract, the sum, without duplication, of (a) the amounts payable to the Borrower pursuant thereto in respect of LNG purchased, (b) amounts payable to the Borrower pursuant to Section 6.3 of each KGC Supply Agreement (with respect to amounts payable to Pertamina), (c) all amounts payable to the Borrower on account of interest due by reason of late payment of invoices for LNG under the KGC Sales Contract pursuant to the provisions thereof that result from the incorporation therein of Sections 10.3(d) of each of the Arun III Contract and the Korea II Contract (as defined in the KGC Sales Contract), (d) amounts payable to the Borrower relating to transportation charges, if any, other than demurrage and
(e) all demurrage payable to the Borrower under the KGC Sales Contract pursuant to the provisions thereof that result from the incorporation therein of Section
4.5 of the Arun III Contract;

                  (ii) with respect to the CPC Sales Contract, the sum, without duplication, of (a) the amounts payable to the Borrower pursuant thereto in respect of LNG purchased, (b) amounts payable to the Borrower pursuant to Section 6.3 of each CPC Supply Agreement (with respect to amounts payable to Pertamina), (c) all amounts payable to the Borrower on account of interest due by reason of late payment of invoices for LNG under the CPC Sales Contract pursuant to the provisions thereof that result from the incorporation therein by reference of Section 10.3(c) of the Badak III LNG Sales Contract (as defined in the CPC Sales Contract), (d) amounts payable to the Borrower relating to transportation charges, if any, other than demurrage and (e) all demurrage payable to the Borrower under the CPC Sales Contract pursuant to the provisions thereof that result from the incorporation therein by reference of
Section 4.4 of the Badak III LNG Sales Contract; and

                 (iii) with respect to the New 1973 Sales Contract, the sum, without duplication, of (a) the amounts payable to the Borrower pursuant thereto in respect of LNG purchased or, if not taken, required to be purchased but not taken thereunder, (b) amounts payable to the Borrower pursuant to
Section 5.3 of each Japanese Supply Agreement (with respect to amounts payable to Pertamina), (c) all amounts payable to the Borrower on account of interest due by reason of the late payment of invoices for LNG under the section of the Second A/R 1973 Sales Contract that corresponds to Section 10.3 of Attachment A to the 1973 Extension MOA, (d) amounts payable to the Borrower under the New 1973 Transportation Arrangements and (e) all demurrage and other amounts payable to the Borrower by the Buyer under the sections of the Second A/R 1973 Sales Contract that correspond to Sections 4.4(c), 4.5(b) and 4.6 of Attachment A to the 1973 Extension MOA;

provided that the Gross Invoice Amount (other than amounts paid to Pertamina solely with respect to the transportation of cargoes of LNG, including without limitation demurrage payments and non-utilization costs) shall not be reduced by any rebate, set-off, reduction or discount given or agreed to by one or more parties to any LNG Sales Contract from such amount payable as so defined, adjusted and calculated; and provided further that if the Borrower is authorized and requested by the Producers (which authorization and request may be given pursuant to Section 1.16(b) of the Producers Agreement) to execute and deliver an agreement providing for the amendment of this definition of Gross Invoice Amount, and if the Tranche A Lender and the Agent on behalf of the Tranche B Lenders also execute and deliver such agreement this definition of Gross Invoice Amount shall be deemed amended for all purposes of this Agreement as set forth in such agreement.

            "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

            "IKPT" means P.T. Inti Karya Persada Tehnik, an Indonesian corporation.

            "Indebtedness" means, with respect to any Person, (i) all indebtedness or obligations of such Person for borrowed money, (ii) all indebtedness or obligations of such Person evidenced by bonds, debentures, notes, swap agree-ments or other similar instruments or agreements, and all securities issued by such Person providing for mandatory payments of money, whether or not contingent, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) all non-contingent obligations of such Person to reimburse any Person in respect of amounts paid under a letter of credit or similar instrument to the extent that such reimbursement obligations remain outstanding five business days after they become non-contingent, (vii) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person or (viii) all Guarantees by such Person of or with respect to the Indebtedness of another Person.

            "Inpex" means Indonesia Petroleum, Ltd.

            "Insured Bontang Plant" means the Bontang Plant as defined herein but excluding: (i) property located outside the perimeter fence (other than the feed gas knock-out drums which are located in a separately fenced area to the west of the main plant and which are included in the meaning of Insured Bontang Plant); (ii) land acquisition, site preparation, grading and infilling; (iii) roads, gates and fences; (iv) foundations other than parts exposed at or above grade level; (v) pilings; (vi) underground pipes, sewers and drains; (vii) LNG and LPG (liquefied petroleum gas) loading docks other than the equipment and superstructures thereon; (viii) cooling water intakes other than the equipment thereon; (ix) cargo docks and navigational aids located offshore; (x) moveables other than spare parts; (xi) fresh water systems, outfall canals and diversion dikes; and (xii) temporary electrical and communications equipment.

            "Interest Payment Date" means the last day of each Interest Period.

            "Interest Period" means (except in the case of the initial Interest Period applicable to a Borrowing), with respect to Tranche A, a period of three months, and, with respect to Tranche B, a period of three or six months selected or deemed selected by the Borrower as provided in Section 2.4 hereof, and, in each case, determined as follows:

                   (i) The initial Interest Period for each Borrowing will begin on the date of such Borrowing and will end on the March 10, June 10, September 10 or December 10 next occurring within three months thereafter, and each subsequent Interest Period for such Borrowing will begin on the Interest Payment Date ending the previous Interest Period and end on the June 10, September 10, December 10 or March 10 next occurring three or six months thereafter, as the case may be, subject to Section 2.4 hereof and clauses (ii), (iii) and (iv) of this definition.

                  (ii) Subject to clause (iv) of this definition, all Borrowings for which Interest Periods end on the same Interest Payment Date shall be consolidated so that all subsequent elections of Interest Periods for such Borrowings shall apply to all such Borrowings so consolidated.

                 (iii) If any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the immediately succeeding Business Day.

                  (iv) If the Borrower wishes to elect an Interest Period of six months for Borrowings of Tranche B and if the aggregate outstanding principal amount of the Borrowings of Tranche B for which a Notice of Interest Period is then to be given is greater than the amount of the repayment installment of such Tranche due to the Tranche B Lenders on a Maturity Date approximately three months following the date of the proposed election, then, for purposes of calculating interest, such Borrowings shall be divided and henceforth treated as two separate Borrowings of such Tranche (such division to be pro rata as to each Tranche B Lender's Advances), one of an amount equal to the amount of the repayment installment of such Tranche due to the Tranche B Lenders on such Maturity Date (the Interest Period for which will end on such Maturity Date) and the other of an amount equal to the remainder of such consolidated Borrowings of such Tranche. The Borrower's election of a six month Interest Period shall only apply to such remainder of the consolidated Borrowings of such Tranche.

            "Japanese Buyers" means Chubu Electric Power Co., Inc., The Kansai Electric Power Co., Inc., Kyushu Electric Co., Inc., Nippon Steel Corporation, Osaka Gas Co., Ltd. and Toho Gas Co., Ltd.

            "Japanese Supply Agreements" means, for as long as the New 1973 Sales Contract is an LNG Sales Contract:

            (a) during the portion of the Extension Period commencing on January 1, 2000 and ending on December 31, 2009:

                   (i) Package V Supply Agreement for Natural Gas in Support of the 1973 LNG Sales Contract Extension, dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Vico Group, on the other hand, as heretofore and hereafter modified or amended;

                  (ii) Package V Supply Agreement for Natural Gas in Support of the 1973 LNG Sales Contract Extension, dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Total Group, on the other hand, as heretofore and hereafter modified or amended;

                 (iii) Package V Supply Agreement for Natural Gas in Support of the 1973 LNG Sales Contract Extension, dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal, on the other hand, as heretofore and hereafter modified or amended; and

                  (iv) Package V Supply Agreement for Natural Gas in Support of the 1973 LNG Sales Contract Extension, dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal and Inpex, on the other hand, as heretofore and hereafter modified or amended.

            (b) during the portion of the Extension Period, if any, commencing after December 31, 2009, such supply agreements as provide for the supply of natural gas to the Bontang Plant in support of sales under the New 1973 Sales Contract during all or part of such period.

            "KGC Sales Contract" means the Memorandum of Agreement for Purchase and Sale of LNG During 1995-1999, dated September 30th, 1994, by and between Pertamina and Korea Gas Corporation, as heretofore and hereafter modified or amended, until such time as no amounts that may then or thereafter be payable thereunder or with respect thereto would, if paid, constitute Source of Debt Service, at which time such Memorandum shall cease, for purposes hereof and for purposes of the Producers Agreement, to be the KGC Sales Contract and an LNG Sales Contract.

            "KGC SDS Period" has the meaning set forth in the definition of Source of Debt Service.

            "KGC Supply Agreements" means, for as long as the KGC Sales Contract is an LNG Sales Contract:

                   (i) Package V Supply Agreement (1995-1999 LNG Sales to Korea Gas Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Vico Group, on the other hand, as heretofore and hereafter modified or amended;

                  (ii) Package V Supply Agreement (1995-1999 LNG Sales to Korea Gas Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and the members of the Total Group, on the other hand, as heretofore and hereafter modified or amended;

                 (iii) Package V Supply Agreement (1995-1999 LNG Sales to Korea Gas Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal, on the other hand, as heretofore and hereafter modified or amended;

                  (iv) Package V Supply Agreement (1995-1999 LNG Sales to Korea Gas Corporation), dated June 16, 1995, by and between Pertamina, on the one hand, and Unocal and Inpex, on the other hand, as heretofore and hereafter modified or amended.

            "Legal Requirements" means all applicable (i) laws, rules, regulations, ordinances, orders, decrees, permits, licenses, authorizations, directions and requirements of all governments and governmental departments, commissions, boards, authorities and agencies, (ii) court and governmental administrative agency judgments and injunctions, (iii) arbitral awards and (iv) requirements of courts and arbitral tribunals.

            "Lender" means each of, and "Lenders" means all of, the Tranche A Lender and each of the Tranche B Lenders, any transferee pursuant to and subject to the conditions set forth in Section 10.4 hereof and their respective permitted successors and assigns.

            "Lending Office" means (i) initially for each Lender its office or branch located as of the date hereof at its address set forth on the signature pages hereof and (ii) subsequently for each Lender such other office or branch of such Lender as such Lender may designate by notice in writing to the Borrower and the Agent on behalf of the Tranche B Lenders as the office or branch from or at which such Lender's Advances with respect to a Tranche will thereafter be made or maintained and for the account of which all payments of principal of and interest on the relevant Notes and all other payments to such Lender under this Agreement will thereafter be made; provided that the designation of a new Lending Office shall be subject to the conditions stated in Section 10.4 hereof.

            "Letter Agreement" has the meaning set forth in Section 2.8(b) hereof.

            "LIBOR" has the meaning set forth in Section 2.5(a) hereof.

            "LNG" has the meaning set forth in Article 1 of the Processing Agreement.

            "LNG Sales Contract" means each of, and "LNG Sales Contracts" means all of, the CPC Sales Contract, the KGC Sales Contract and the New 1973 Sales Contract.

            "Loading Facilities" means the third LNG/LPG loading dock and new LPG storage tank to be located adjacent to the Bontang Plant, in each case as described in and consistent with the Development Plan.

            "Loading Facilities Construction Contract" means the construction contract with respect to the Loading Facilities contemplated by the Development Plan.

            "Majority Lenders" means the Tranche A Lender and the Majority Tranche B Lenders.

            "Majority Tranche B Lenders" means at any time Tranche B Lenders holding in excess of 66-2/3% of the aggregate unpaid principal amount of the Advances of Tranche B, or if no such Advances are at the time outstanding, Tranche B Lenders having in excess of 66-2/3% of the aggregate amount of the Commitments with respect to Tranche B.

            "Management and Agency Fee Letter Agreement" has the meaning set forth in Section 2.8(b) hereof.

            "Maturity Date" means the first March 10, June 10, September 10 or December 10 to occur at least three months following the last day of the Availability Period and, thereafter, each March 10, June 10, September 10 and December 10 occurring three months following the last of the same to occur, each of which shall be an Interest Payment Date; provided, however, that if any such date is not a Business Day, such Maturity Date shall be the immediately succeeding Business Day.

            "New 1973 Sales Contract" means (i) until the Second A/R 1973 Sales Contract has been duly authorized, executed and delivered by Pertamina and the other parties thereto, the 1973 Extension MOA and (ii) thereafter, the Second A/R 1973 Sales Contract.

            "New 1973 Transportation Arrangements" means the contractual arrangements providing for the transportation of all quantities of LNG contemplated to be delivered pursuant to the New 1973 Sales Contract, as modified or amended from time to time.

            "1973 Extension MOA" means the Memorandum of Agreement Re: 1973 LNG Sales Contract Extension, dated October 6, 1994, by and between Pertamina and the Japanese Buyers, as heretofore and hereafter modified or amended, until superseded by the Second A/R 1973 Sales Contract.

            "1973 Sales Contract" means the LNG Sales Contract, dated as of December 3, 1973, between Pertamina and the Japanese Buyers, as heretofore and hereafter modified or amended, but excluding the New 1973 Sales Contract.

            "Note" means any one of the Tranche A Note or Tranche B Notes provided for in Section 2.9 hereof.

            "Notice of Borrowing" means a notice from the Borrower to each of the Tranche A Lender and the Agent substantially in the form of Exhibit A hereto.

            "Notice of Completion" means a notice from the Borrower to the Tranche A Lender and the Agent substantially in the form of Exhibit B-3 hereto.

            "Notice of Deferral" means a notice from the Borrower to each of the Tranche A Lender and the Agent substantially in the form of Exhibit B-1 hereto.

            "Notice of Interest Period" means a notice from the Borrower to the Agent substantially in the form of Exhibit B-2 hereto.

            "Notice Lenders" has the meaning set forth in Section 2.6.

            "Pari Passu Swap Indebtedness" has the meaning set forth in Section
6.4 hereof.

            "Payments" has the meaning set forth in Section 3.3 hereof.

            "Person" means and includes any individual, corporation, juridical entity, association, statutory body, partnership, joint venture, trust, estate, unincorporated organization or government, state or any political subdivision, instrumentality, agency or authority thereof.

            "Pertamina" means Perusahaan Pertambangan Minyak Dan Gas Bumi Negara, a State Enterprise of the Republic of Indonesia, which is wholly owned by the Republic of Indonesia, and its successors and assigns permitted under the Producers Agreement.

            "Plant Use Agreement" means the Second Amended and Restated Agreement for Use and Operation of Plant dated August 12, 1991, but effective as of February 9, 1988, between Pertamina and P.T. Badak, as heretofore and hereafter modified or amended.

            "Processing Agreement" means the Amended and Restated Bontang Processing Agreement, dated as of February 9, 1988, among the Producers (or their predecessors in interest) on the one hand and P.T. Badak on the other, as heretofore and hereafter modified or amended.

            "Producers" means Pertamina, Virginia Indonesia Company, OPICOIL Houston, Inc., Virginia International Company, Lasmo Sanga Sanga Limited, Union Texas East Kalimantan Limited, Universe Gas & Oil Company, Inc., Total Indonesie, Indonesia Petroleum, Ltd. and Unocal Indonesia Company and Persons succeeding to their interests in the manner permitted by Section 6.3 of the Producers Agreement.

            "Producers Agreement" means the Bontang V Producers Agreement of even date herewith among the Producers, the Tranche A Lender, the Agent, the Intercreditor Agent, the Technical Agent, the Arrangers and the Tranche B Lenders, as hereafter modified or amended.

            "P.T. Badak" means P.T. Badak Natural Gas Liquefaction Company, a corporation organized under the laws of the Republic of Indonesia.

            "Qualified Bank" has the meaning set forth in Section 6.6(b) hereof.

            "Quarterly Debt Service" has the meaning set forth in Section 9.1 hereof.

            "Quarterly Period" shall mean the period from and including the making of the initial Borrowing to and including the next to occur of March 10, June 10, September 10 and December 10, and thereafter each subsequent period of approximately three calendar months ending on the next to occur of March 10, June 10, September 10 or December 10, as the case may be; provided that if the last day of a Quarterly Period would be a day which is not a Business Day such Quarterly Period will end on the immediately succeeding Business Day and that each subsequent Quarterly Period will begin on the calendar day (whether or not a Business Day) immediately following the last day of the preceding Quarterly Period.

            "Reference Banks" means the London Branches of each of The Long-Term Credit Bank of Japan, Limited, The Fuji Bank, Limited and Credit Lyonnais.

            "Reference Date" has the meaning set forth in Section 2.5(a) hereof.

            "Regular Reserve Account" has the meaning set forth in Article 1 of the Trust Agreement.

            "Reserve Account" has the meaning set forth in Article 1 of the Trust Agreement.

            "Reserve Account Borrowed Amount" has the meaning set forth in
Section 2.2(b) hereof.

            "Reserves" has the meaning set forth in Section 2.6 hereof.

            "Responsible Officer of the Borrower" means the chairman and vice chairman of the board of directors, the chairman of the executive committee of the board of directors, the president, any executive vice president, any senior vice president, any senior director or any vice president of BankAmerica International.

            "Second A/R 1973 Sales Contract" means the Second Amended and Restated 1973 LNG Sales Contract, substantially in the form attached to the 1973 Extension MOA as Attachment A, as hereafter modified or amended, until such time as no amounts that may then or thereafter be payable thereunder or with respect thereto would, if paid, constitute Source of Debt Service, at which time such Contract shall cease, for purposes hereof and for purposes of the Producers Agreement, to be the Second A/R 1973 Sales Contract and an LNG Sales Contract.

            "Section 10.4(a) Affiliate" has the meaning set forth in Section 10.4(a) hereof.

            "Selected Qualified Bank" has the meaning set forth in Section 6.6(a) hereof.

            "Source of Debt Service" means

                  I.(i) in respect of each amount payable to the Borrower for cargoes of LNG delivered on or after January 1, 1998 and for cargoes ordered for delivery on or before December 31, 1999 (the "KGC SDS Period") under the KGC Sales Contract, or payable with respect to the KGC SDS Period to the Borrower pursuant to the Supply Agreements or otherwise pursuant to the KGC Sales Contract (without duplication), the portion, if any, of the amount so payable equal to 90% of the LNG Related Portion (as defined in the KGC Sales Contract) of the Gross Invoice Amount payable (a) under each invoice rendered with respect to each such cargo, and (b) otherwise in respect of each such cargo, plus 90% of all indemnities and additional amounts payable by the Buyer with respect to the KGC SDS Period under the KGC Sales Contract (excluding such amounts required to be paid to Pertamina with respect to the transportation of such cargoes of LNG, including, without limitation, demurrage payments), without any reduction or set-off from any such amounts (for purposes hereof, a cargo shall be deemed delivered when title thereto passes to KGC pursuant to the terms of the KGC Sales Contract);

                  (ii) in respect of each amount payable to the Borrower for cargoes of LNG delivered on or after January 1, 1998 and for cargoes ordered for delivery on or before December 31, 1999 (the "CPC SDS Period") under the CPC Sales Contract, or payable with respect to the CPC SDS Period to the Borrower pursuant to the Supply Agreements or otherwise pursuant to the CPC Sales Contract (without duplication), the portion, if any, of the amount so payable equal to 90% of the LNG Related Component (as defined in the CPC Sales Contract) of the Gross Invoice Amount payable (a) under each invoice rendered with respect to each such cargo, and (b) otherwise in respect of each such cargo, plus 90% of all indemnities and additional amounts payable by the Buyer with respect to the CPC SDS Period under the CPC Sales Contract (excluding such amounts required to be paid to Pertamina with respect to the transportation of such cargoes of LNG, including without limitation demurrage payments), without any reduction or set-off from any such amounts (for purposes hereof, a cargo shall be deemed delivered when title thereto passes to CPC pursuant to the terms of the CPC Sales Contract);

                 (iii) in respect of each amount payable to the Borrower for LNG purchased during the period from and including January 1, 2000 to and including December 31, 2014 (the "Extension Period") or for LNG required to be purchased but not taken during the Extension Period, under the New 1973 Sales Contract, or payable with respect to the Extension Period to the Borrower pursuant to the Supply Agreements or otherwise pursuant to the New 1973 Sales Contract (without duplication), the portion, if any, of the amount so payable equal to 21% of the LNG Element (as defined in the New 1973 Sales Contract) of the Gross Invoice Amount payable (a) under each invoice rendered with respect to each cargo purchased during the Extension Period, or in the case of LNG required to be purchased during the Extension Period but not taken under each invoice rendered with respect to the same quantity not taken, and (b) otherwise in respect of each such cargo, plus 21% of all indemnities and additional amounts payable by any of the Buyers with respect to the Extension Period under the New 1973 Sales Contract (excluding such amounts required to be paid to Pertamina with respect to the transportation of such cargoes of LNG, including without limitation demurrage payments and non-utilization costs), without any reduction or set-off from any such amounts; and

                  II. in respect of any period, the aggregate amount of the Source of Debt Service payable during such period.

Notwithstanding the foregoing, if the Borrower is authorized and requested by the Producers (which authorization and request may be given pursuant to Section 1.16(b) of the Producers Agreement) to execute and deliver an agreement providing for the amendment of this definition of Source of Debt Service, and if the Tranche A Lender and the Agent on behalf of the Tranche B Lenders also execute and deliver such agreement, this definition of Source of Debt Service shall be deemed amended for all purposes of this Agreement as set forth in such agreement.

            "Subordinated Indebtedness" has the meaning set forth in Section
6.4 hereof.

            "Supply Agreement" means each of, and "Supply Agreements" means all of, the CPC Supply Agreements, the KGC Supply Agreements and the Japanese Supply Agreements.

            "Support Facilities" means the three new tug-boats and the community support facilities to be located adjacent to the Bontang Plant, in each case as described in and consistent with the Development Plan.

            "Taxes" means any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatsoever nature, that may now or hereafter be imposed or asserted by any jurisdiction or any political subdivision thereof or any taxing authority therein and all interest, penalties or similar liabilities with respect thereto.

            "Total Group" means Total Indonesie and Inpex and their successors in interest.

            "Train G" means, collectively, (i) the Additional Plant, (ii) the Support Facilities and (iii) the Loading Facilities.

            "Tranche" means Tranche A or Tranche B and   "Tranches" means
Tranche A and Tranche B.

            "Tranche A" means Advances of the Tranche A Lender in an aggregate maximum principal amount not exceeding $678,650,000.00.

            "Tranche A Lender" means Bontang Train-G Project Finance Co., Ltd. and its successors and assigns hereunder.

            "Tranche A Note" has the meaning set forth in Section 2.9 hereof.

            "Tranche B" means Advances of the Tranche B Lenders in an aggregate maximum principal amount not exceeding $290,850,000.00.

            "Tranche B Lender" means each of the banks and other financial institutions named under the caption "Tranche B Lenders" on the signature pages hereof and their respective successors and assigns.

            "Tranche B Note" has the meaning set forth in Section 2.9 hereof.

            "Transfer Certificate" has the meaning set forth in Section 10.4(b) hereof.

            "Transferee" and "Transferees" have the meanings set forth in
Section 10.4(b) hereof.

            "Trust Agreement" means the Bontang V Trustee and Paying Agent Agreement among BankAmerica International, as Trustee, and the Producers, dated as of the date hereof, as hereafter modified or amended.

            "Unocal" means Unocal Indonesia Company.

            "Vico Group" means Virginia Indonesia Company, Virginia International Company, OPICOIL Houston, Inc., Lasmo Sanga Sanga Limited, Union Texas East Kalimantan Limited, and Universe Gas & Oil Company, Inc. and their successors in interest.

SECTION 2.  THE ADVANCES

            2.1 The Commitments. Upon the terms and subject to the conditions set forth in this Agreement, during the Availability Period the Tranche A Lender agrees to make Advances to the Borrower of Tranche A, and each Tranche B Lender severally, and not jointly or jointly and severally, agrees to make Advances to the Borrower of Tranche B, in each case in Dollars through its Lending Office. The Advances shall be made by each Lender on the Borrowing Dates and in the amounts provided for in Section 2.2 hereof, but in no event in an amount that exceeds the aggregate amount of its Commitment; provided that such Commitment has not theretofore been terminated or cancelled pursuant to
Section 3.4(a) hereof or Section 3.8 hereof or otherwise.

            2.2   Purpose and Manner of Borrowing.

                  (a) Subject to the limitations provided in Section 2.1 hereof, the Borrower shall have the right to elect to borrow from the Lenders on each Borrowing Date amounts to be used to pay for costs incurred, or to be incurred, in connection with or otherwise relating to the design, engineering, procurement and construction of or otherwise relating to the Additional Plant, the Loading Facilities and, to the extent provided for in the Drawdown Schedule as the same may be revised from time to time, the Support Facilities.

                  (b) Subject to the limitations provided in Section 2.1 hereof, the Borrower shall have the right to elect to borrow from the Lenders, in addition to the amounts permitted by Section 2.2(a) hereof, the following amounts ("Borrowed Amounts"):

                         (i) on each Borrowing Date occurring during the Availability Period, an amount to be used to pay, and equal in amount to (or rounded upward to the next integral multiple of $1,000,000 as provided in Section 2.2(d)), the sum of the amount of interest, fees, expenses, taxes and other amounts payable by the Borrower pursuant to Sections 2.3, 2.7, 2.8, 3.3, 3.4(b), 6.6 and 10.6 hereof, which amounts shall be used only to pay the amounts referred to therein which are due on such Borrowing Date, and

                        (ii) on each Borrowing Date to occur in 1998, an amount (the "Reserve Account Borrowed Amount") to be paid to the Reserve Account, which amount shall not exceed the lesser of (A)(1) the maximum amount permitted by the terms of Section 3.2(h)(i) of the Trust Agreement to be held in the Reserve Account on such Borrowing Date, as reasonably estimated and reflected in the relevant Notice of Borrowing, less (2) the amount that would be held in the Reserve Account on such Borrowing Date if no amount were borrowed hereunder to deposit in the Reserve Account on such Borrowing Date, as reasonably estimated and reflected in the relevant Notice of Borrowing, or (B) the amount of then undrawn Commitments less the sum of (1) 100 percent of costs estimated to be required for the completion and final acceptance of the Additional Plant and the Loading Facilities pursuant to the Development Plan and the Construction Documents, as set forth in the report referred to in Section 5.4(b) hereof plus (2) the amount of interest, fees, expenses, taxes and other amounts which are reasonably estimated to be incurred by the Borrower pursuant to Section 2.3, 2.7, 2.8, 3.3, 3.4(b), 6.6 and 10.6 hereof during the

      Availability Period and which have not been paid as of such Borrowing
      Date.

The amount of any Borrowings made pursuant to this Section 2.2(b) shall be added to the outstanding principal amount of the Advances and shall bear interest as specified in Section 2.3, 2.4, 2.5, 2.6 and 2.7 hereof.

                  (c) The Borrower has delivered to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders a drawdown schedule (as revised from time to time as provided herein, the "Drawdown Schedule"), a copy of which is attached hereto as Schedule 2, that sets forth the currently expected schedule of Borrowings, including Borrowing Dates and amounts of Borrowings (separately identifying Borrowings under Sections 2.2(a), 2.2(b)(i) and 2.2(b)(ii) hereof and, with respect to Borrowings under Section 2.2(a), separately identifying Borrowings relating to the different costs related to Train G as provided therein), anticipated to be requested during the Availability Period. The Borrower shall update the Drawdown Schedule from time to time, but in any event not less frequently than approximately every six months following the initial Borrowing Date and shall immediately provide such updated Drawdown Schedule to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders. If at any time it is anticipated that a Borrowing to be made on a Borrowing Date will be in an amount greater than 110% of the amount indicated for such Borrowing on the then current Drawdown Schedule or pursuant to any previous notice given pursuant to this sentence, the Borrower shall use all reasonable efforts (but shall not be liable for failure) to deliver notice thereof, which shall include the then anticipated amount of such Borrowing, to the Tranche A Lender and the Agent as soon as practicable in order to facilitate the Lenders' funding arrangements with respect to such Borrowing.

                  (d)   (i)   With respect to the initial Borrowing only, the
Borrower shall give to each of the Tranche A Lender and the Agent on behalf of the Tranche B Lenders, in each case not later than noon, New York time, on or prior to the sixth Business Day preceding such initial Borrowing Date, a Notice of Borrowing, in writing, which shall specify the amount of such Borrowing and the account or accounts to which such Borrowing shall be made available, each of which shall be the proper account for the deposit of each portion of such Borrowing as provided in the Trust Agreement; provided that notice to the Tranche A Lender with respect to such initial Borrowing Date shall be deemed timely if received by the Tranche A Lender not later than noon Tokyo time on the date five Business Days preceding such Borrowing Date. Notwithstanding the foregoing, the initial Borrowing Date may not occur prior to July 14, 1995.

                        (ii) With respect to each subsequent Borrowing, the Borrower shall give to each of the Tranche A Lender and the Agent on behalf of the Tranche B Lenders, in each case not later than noon, New York time, on or prior to the eighth Business Day preceding such Borrowing Date, a Notice of Borrowing, in writing, which shall specify the amount of such Borrowing and the account or accounts to which such Borrowing shall be made available, each of which shall be the proper account for the deposit of each portion of such Borrowing as provided in the Trust Agreement; provided that notice to the Tranche A Lender with respect to such Borrowing Date shall be deemed timely if received by the Tranche A Lender not later than noon Tokyo time on the date seven Business Days preceding such Borrowing Date.

                        (iii) The amount to be drawn down on any Borrowing Date shall be $5,000,000.00 or any larger integral multiple of $1,000,000.00, except in the case of the final Borrowing Date, in which case the amount to be drawn down shall be any amount of the undrawn Commitments specified by the Borrower; provided that the aggregate amount to be drawn down on any Borrowing Date shall in no event exceed the aggregate amount of then outstanding Commitments. The total amount to be drawn down on any Borrowing Date shall be apportioned 70% to the Tranche A Lender and 30% to the Tranche B Lenders, and the amount apportioned to the Tranche B Lenders shall be apportioned by the Agent on a pro rata basis among the outstanding Commitments of the Tranche B Lenders. A Notice of Borrowing, once received by the Tranche A Lender and the Agent, shall not be revocable by the Borrower.

                  (e) With respect to each Notice of Borrowing received by the Tranche A Lender, upon and subject to the terms and conditions of this Agreement, before 1:00 p.m. New York time on the Borrowing Date identified therein the Tranche A Lender shall make available in Dollars to the Borrower to the account or accounts in New York City specified with respect to Tranche A in such Notice of Borrowing on such Borrowing Date the amount of funds requested of the Tranche A Lender by the Borrower in such Notice of Borrowing in same day settlement funds by credit of Federal or other immediately available funds.

                  (f) Upon receipt of a Notice of Borrowing, the Agent shall forthwith notify each Tranche B Lender of the Borrowing Date identified therein. Before 11:00 a.m. New York time on such Borrowing Date each Tranche B Lender will make available in Dollars the amount of such Tranche B Lender's Advance to be made on such Borrowing Date in same day settlement funds by credit of Federal or other immedi-ately available funds satisfactory to the Agent to the account of the Agent (account no. 544-7-75066) at Chemical Bank, N.A. located at 4 New York Plaza, New York, 10004, U.S.A. for the account of the Borrower or at such other office or bank in New York, New York or elsewhere as the Agent may from time to time designate by telex (to be confirmed by letter) to the Tranche B Lenders. Upon and subject to the terms and conditions of this Agreement, before 1:00 p.m.
New York time on such Borrowing Date the Agent on behalf of the Tranche B Lenders shall make available to the Borrower to the account or accounts in New York City as shall have been specified with respect to Tranche B by the Borrower in such Notice of Borrowing on such Borrowing Date the funds made available to the Agent pursuant to the next preceding sentence in the same funds as received by the Agent.

                  (g) The failure of a Lender to make an Advance to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Advance hereunder on such date, and no Lender shall be responsible for the failure of any other Lender to make an Advance to be made by such other Lender on the date specified therefor. Unless the Agent shall have been notified by a Tranche B Lender one Business Day prior to a Borrowing Date (which notice shall be effective only upon receipt) that such Tranche B Lender does not intend to make available to it such Tranche B Lender's Advance with respect to Tranche B to be made on such date, the Agent may (but shall have no obligation to) assume that such Tranche B Lender has made such Tranche B Lender's Advance available to it on such date, and the Agent may, in reliance upon such assumption, make available (but shall have no obligation to make available) to the Borrower a corresponding amount. If the Tranche B Lender's Advance is not in fact made available to the Agent by such Tranche B Lender, the Agent shall be entitled to recover such amount either on demand from such Tranche B Lender or on demand and in accordance with the provisions of Section
3.10 hereof from the Borrower together with interest thereon at a rate per annum representing the interest cost to the Agent (as determined by the Agent using reasonable efforts to minimize such cost) of funding the amount in question until reimbursement thereof to the Agent; provided that to the extent such amount is recovered from the Borrower, interest paid thereon by the Borrower shall not exceed the rate or rates per annum then applicable to the Advances made with respect to Tranche B.

            2.3 Interest. The Borrower shall pay interest on the unpaid principal amount of all Advances outstanding from time to time at the applicable interest rates determined in accordance with Section 2.5 or 2.6 hereof, as the case may be, with respect to each Interest Period. Such interest payable with respect to each Interest Period shall be paid on the Interest Payment Date at the end of such Interest Period. Interest on the Advances shall be calculated from and including the relevant Borrowing Date up to but not including the date of actual receipt and shall be computed on the basis of a year of 360 days, and shall be payable for the actual number of days elapsed.

            2.4 Election of Interest Periods for Tranche B. The Borrower shall have the option to elect an Interest Period of three months or six months to apply to the entire amount of the Borrowings outstanding with respect to Tranche B for which an Interest Period is then to be determined, except (i) for the initial Interest Period referred to in clause (i) of the definition of Interest Period; (ii) for each other Interest Period during the Availability Period, each of which shall be a three-month Interest Period; (iii) with respect to any amounts of principal coming due in approximately three months, to which a three-month Interest Period shall apply as provided in clause (iv) of the definition of Interest Period; and (iv) with respect to any Deferred Portion of such Tranche, to which a three-month Interest Period shall apply. Such option shall be exercised by delivery to the Agent of a written Notice of Interest Period and the Agent shall promptly notify the Tranche B Lenders of the Interest Period so elected. If a Notice of Interest Period in respect of any Interest Period is not received by the Agent on behalf of the Tranche B Lenders at least five Business Days prior to the commencement of such Interest Period, the Borrower shall be deemed to have elected an Interest Period of three months' duration.

            2.5    Determination of Interest Rates.

                  (a) On the Business Day (the "Reference Date") that is two Business Days prior to the commencement of each Interest Period, the Tranche A Lender shall fix the interest rate for the Advances with respect to Tranche A and any Deferred Portion of Tranche A to be outstanding with respect to and during such Interest Period, and the Agent on behalf of the Tranche B Lenders shall fix the interest rate for the Advances with respect to Tranche B and any Deferred Portion of Tranche B to be outstanding with respect to and during such Interest Period, in each case at the rate per annum equal to the sum of the Applicable Margin plus the London Interbank Offered Rate (the London Interbank Offered Rate is referred to as "LIBOR"). LIBOR for each such Interest Period shall be the rate for deposits in Dollars which appears on page 3750 of the Telerate screen (or such other page as may replace that page on the Telerate screen for the purpose of displaying London interbank Dollar deposit rates of leading reference banks and as may be selected by the Tranche A Lender and the Agent on behalf of the Tranche B Lenders) as of approximately 11:00 a.m., London time, on the Reference Date for a period equal to such Interest Period, as determined by each of the Tranche A Lender and the Agent on behalf of the Tranche B Lenders. If such an offered rate is not available on the relevant page of the Telerate screen or if the Telerate screen is unavailable, or if an offered rate is not quoted on the Telerate screen for Dollars or for the period required at or about 11:00 a.m. (London time) on the Reference Date, LIBOR for each such Interest Period shall be the arithmetic mean (rounded upward, if necessary, to the nearest 1/16 of 1%) of the rates which are quoted at or about 11:00 a.m., London time, on the Reference Date for a period equal to such Interest Period, on such Business Day on the "LIBO" page of the Reuters Monitor Money Rates Service (or such other page of the Reuters Monitor Money Rates Service as may replace such LIBO page for the purpose of displaying London interbank Dollar offered rates of leading reference banks and as may be selected by the Tranche A Lender and the Agent on behalf of the Tranche B Lenders). So long as at least two quotations are available on the "LIBO" page for a period equal to such Interest Period, LIBOR for such Interest Period shall be determined in accordance with the preceding sentence on the basis of the offered quotations as quoted. The determinations of the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall be conclusive in the absence of manifest error.

                  (b) If pursuant to Section 2.5(a) hereof the use of the "LIBO" page is required, and the "LIBO" page does not at the appointed time with respect to any Interest Period display at least two offered quotations, LIBOR for such Interest Period shall be the average (rounded upward, if necessary, to the nearest 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Reference Banks in the London interbank market as of approximately 11:00 a.m., London time, on the Reference Date for a period comparable to such Interest Period and in an amount of $50,000,000.00. The determination of the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall be conclusive in the absence of manifest error and shall be made on the above basis as soon as practicable thereafter, New York time. If for any reason no quotation is furnished by one or more of the Reference Banks to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders, the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall determine such interest rate on the basis of the quotations furnished by the remaining Reference Banks.

            2.6 Alternative Interest Rates; Voluntary Prepayment. If, on any date on which an interest rate is to be fixed pursuant to Section 2.5 hereof, (i) none of the Reference Banks is able to furnish a quotation to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders for purposes of determining an interest rate pursuant to
Section 2.5(b) hereof or (ii) for purposes of determining an interest rate pursuant to Section 2.5(b) hereof the Tranche A Lender and the Agent on behalf of the Tranche B Lenders are notified by all of the Reference Banks that deposits in Dollars in an amount of $50,000,000.00 are not being offered to the Reference Banks in the London interbank market or (iii) the Agent is notified by Notice Lenders (as defined in the last sentence of this Section 2.6) that the rate or rates for Dollar deposits displayed on the Telerate screen or the "LIBO" page (as applicable pursuant to Section 2.5(a) hereof) or, in the event that LIBOR for such Interest Period is being determined pursuant to Section 2.5(b) hereof, the rates at which Dollar deposits are being offered to the Reference Banks in the London interbank market plus all costs associated with reserves, special deposits, deposit insurance or similar requirements to be maintained or paid in accordance with the regulations or other requirements of the Federal Reserve System, the Federal Deposit Insurance Corporation or any other department, agency or instrumentality of the United States of America or any state thereof (collectively, "Reserves") in effect on the date of this Agreement do not adequately reflect the cost to the relevant Lenders of making or maintaining for the next succeeding Interest Period their respective Advances with respect to Tranche A or Tranche B, as the case may be, or any Deferred Portion thereof, then the Agent shall promptly give notice of such fact to the Borrower and the relevant Lenders. During the 30 days next succeeding the giving of such notice, the Borrower and the relevant Lenders shall negotiate in good faith in order to arrive at a mutually satisfactory interest rate which shall be applicable to such Advances and Deferred Portions to be outstanding during such Interest Period instead of LIBOR. If within such 30-day period the Borrower and the relevant Lenders agree in writing upon an alternative interest rate, such rate shall be substituted for LIBOR and shall be effective with respect to the relevant amounts from the commencement of such Interest Period. The Borrower shall pay to the relevant Lenders interest on such Advances and Deferred Portions calculated based upon such alternative interest rate plus the Applicable Margin during such Interest Period. If the Borrower and the relevant Lenders fail to agree upon such an alternative interest rate within such 30-day period, the interest rate during such Interest Period, applicable to each relevant Lender's Advance and each relevant Lender's Deferred Portion and effective from the commencement of such Interest Period shall be such rate as such Lender shall determine (in a certificate delivered by such Lender to the Agent setting forth the basis of the computation of such rate, which certificate shall in the absence of manifest error be conclusive and binding on the Borrower) to be necessary to compensate each such Lender for its actual out-of-pocket cost, and costs associated with such Reserves (determined in good faith using reasonable efforts to minimize the interest cost to the Borrower, rounded upward, if necessary, to the nearest 1/16 of 1% and disregarding for such purposes all costs of Reserves in effect on the date of this Agreement), as of the commencement of such Interest Period, of funds for such Interest Period in an amount equal to the aggregate principal amount of each relevant Lender's Advances and each relevant Lender's Deferred Portion to which such Interest Period relates plus the Applicable Margin. The Agent shall notify the Borrower of such determination as promptly as practicable. After the Agent shall have notified the Borrower of such determination and during the period such interest rate continues to be applicable, the Borrower may elect to prepay any one or more of the relevant Notes or the Deferred Portion of the relevant Notes without premium or penalty (except as provided in Section 2.7(b) hereof) in accordance with the provisions of Section 3.6 hereof. For purposes of this
Section 2.6, "Notice Lenders" means at any time either (i) the Tranche A Lender or (ii) Tranche B Lenders holding in excess of 15% of the aggregate unpaid principal amount of the Tranche B Advances, or if no such Advances are at the time outstanding, Tranche B Lenders having in excess of 15% of the aggregate amount of the Commitments with respect to Tranche B.

            2.7   Interest Rate on Overdue Amounts; Other Indemnities.

                  (a) The Borrower shall pay interest on overdue principal of the Tranche A Note or any Tranche B Note and, so far as may be lawful, on any other overdue amount owing pursuant to this Agreement, the Notes and the Letter Agreement, from and including the date the payment thereof was due to, but not including, the day of actual payment, at a rate per annum which shall be (i) with respect to the period ending on December 31, 1999, 2.1%, and (ii) thereafter, 1.85%, in each case over (A) the rate which appears on page 3750 (or any successor page) of the Telerate Screen at or about 11:00 a.m., London time, on the day such rate of interest is determined, for deposits in Dollars with maturities of at least six days and not exceeding six months, as the Tranche A Lender may elect with respect to the Tranche A Note and any other amounts payable to the Tranche A Lender and as the Agent on behalf of the Tranche B Lenders may elect with respect to the Tranche B Notes and any other amounts payable to it or to the Tranche B Lenders, in each case as determined, as appropriate, by the Tranche A Lender and the Agent on behalf of the Tranche B Lenders upon consulting the relevant page of the Telerate screen, (B) if such rate is not available on the relevant page of the Telerate Screen or if the Telerate Screen is unavailable, the arithmetic mean (rounded upward, if necessary, to the nearest 1/16 of 1%) of the offered quotations in effect at or about 11:00 a.m., London time, on the day such rate of interest is determined for deposits in Dollars with maturities of at least six days and not exceeding six months, as the Tranche A Lender may elect with respect to the Tranche A Note and any other amounts payable to the Tranche A Lender and as the Agent on behalf of the Tranche B Lenders may elect with respect to the Tranche B Notes and any other amounts payable to it or to the Tranche B Lenders as displayed on the "LIBO" page, in each case as determined, as appropriate, by the Tranche A Lender and the Agent upon consulting such "LIBO" Page (or any successor page) of the Reuters Monitor Money Rates Service or (C) if the LIBO Page should be used pursuant to clause (B) but does not at the time of determination display at least two offered quotations, the average (rounded upward, if necessary, to the nearest 1/16 of 1%) of the respective rates at which deposits in Dollars with maturities of longer than six days and shorter than six months, as the Tranche A Lender or the Agent on behalf of the Tranche B Lenders may elect, are offered to each of the Reference Banks in the London interbank market as of approximately 11:00 a.m., London time, on the day such rate of interest is determined in an amount approximately equal to the aggregate amount of such overdue payment due to the relevant Lenders. If for any of the reasons specified in clauses (i), (ii) or (iii) of Section 2.6 hereof an alternative interest rate would be determined pursuant thereto, then such alternative interest rate shall be determined and the Borrower shall pay to the relevant Lenders interest on such overdue principal or other amounts at a rate per annum that shall be (i) with respect to the period ending on December 31, 1999, 2.1%, and (ii) thereafter, 1.85%, in each case over such alternative interest rate without the addition of the Applicable Margin.

                  (b) To the extent permitted by applicable law, without prejudice to the other rights of the Lenders under Sections 2.7(a) and 10.6(b) hereof, the Borrower shall indemnify, without duplication, each such Lender against, hold each such Lender harmless from and promptly pay to the Tranche A Lender or the Agent on behalf of each Tranche B Lender, as the case may be, all out-of-pocket costs, losses (excluding loss of profit) or expenses which each such Lender may sustain or incur as a consequence of (i) any portion of a Borrowing not being made, after notice thereof has been given by the Borrower, other than due to a breach by one or more Lenders of its or their obligations hereunder, (ii) any prepayment of any Advance (including any Deferred Portion thereof) or (iii) the failure by the

Borrower to pay when due the principal of or interest on any Note or any other amount payable under this Agreement or the Letter Agreement, including but not limited to breakage and other funding costs and any amounts payable by such Lender in order to maintain its Advances, including any Deferred Portion thereof, until the end of the relevant Interest Period in the event of prepayment or until payment of all amounts then due by acceleration or otherwise in the event of a failure to pay, but excluding any such costs, losses or expenses resulting from prepayment on an Interest Payment Date of amounts for which an Interest Period ends on such Interest Payment Date as permitted in accordance with Section 3.7 hereof. In each case involving a prepayment (other than a prepayment under Section 3.7 hereof for which no costs, losses or expenses are payable), each Lender shall act in good faith and use reasonable efforts to minimize the costs, losses and expenses payable by the Borrower hereunder.

                  (c) A certificate of any Lender setting forth in reasonable detail the basis for the determination of the amounts necessary to indemnify such Lender pursuant to Section 2.7(b) shall be conclusive as to the determination of such amounts in the absence of manifest error.

            2.8   Fees.

                  (a) The Borrower hereby agrees to pay a non-refundable front end fee in the amount specified in and otherwise in accordance with the letter agreement between the Borrower and the Tranche A Lender of even date herewith (the "Front End Fee Letter Agreement").

                  (b) The Borrower hereby agrees to pay a non-refundable management fee and a non-refundable agency fee in the amount specified in and otherwise in accordance with the management and agency fee letter agreement between the Borrower and the Agent of even date herewith (the "Management and Agency Fee Letter Agreement" and, collectively with the Front End Fee Letter Agreement, the "Letter Agreement").

                  (c) The Borrower agrees to pay to the Agent for the account of each Tranche B Lender a commitment fee at the rate of 1/4 of 1% per annum on the daily undrawn amount of such Tranche B Lender's Commitment during the period from and including the Effective Date to and including the last day of the Availability Period. Such fee will be calculated on an estimated basis on the first day of each Interest Period in accordance with the undrawn amount of such Tranche B Lender's Commitment on that day and amounts in respect thereof shall be accumulated for payment and paid in accordance with Sections 3.2 and
3.3 of the Trust Agreement, subject to adjustment when any Advance is made hereunder.

Such commitment fee shall be calculated on the basis of the actual number of days elapsed and a 360-day year and shall be paid in arrears, in accordance with Section 3.2 hereof, initially on the first Interest Payment Date, thereafter on each Interest Payment Date that occurs during the Availability Period and finally on the Interest Payment Date on or immediately following the last day of the Availability Period.

            2.9 The Notes. The Tranche A Lender's Advances shall be evidenced by a single promissory note of the Borrower (the "Tranche A Note"), substantially in the form of Exhibit C-1 hereto, and each Tranche B Lender's Advances shall be evidenced by a single promissory note of the Borrower (a "Tranche B Note"), substantially in the form of Exhibit C-2 hereto, each payable to the order of such Lender for the account of its Lending Office in an amount equal to such Lender's Commitment or, if less, the aggregate unpaid principal amount of such Lender's Advances. Each Note shall be dated the date of its delivery pursuant to Section 5.1 hereof, shall have the blanks therein appropriately completed, and shall bear interest as specified in Sections 2.3, 2.4, 2.5, 2.6 and 2.7 hereof. Each Lender shall, and is hereby irrevocably authorized by the Borrower to, endorse on the schedule attached to its Note or on a continuation of such schedule attached to and made a part of such Note an appropriate notation evidencing the date and amount of each Advance made by such Lender and the date and amount of each payment, prepayment or deferral of principal made by the Borrower with respect thereto. The failure so to record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under any of the Notes to repay the principal amount of all Advances thereunder together with all interest accruing thereon.

            2.10  Repayment on Maturity Dates; Deferral.

                  (a) Subject to Section 2.10(b), on each Maturity Date the Borrower shall repay with respect to each Tranche, as provided in Section 3.1 hereof, an amount of principal equal to the percentage of the principal amount of such Tranche outstanding at the end of the Availability Period set forth immediately below; provided that on the Final Maturity Date the Borrower shall repay in full the amount of the aggregate Advances of both Tranches then outstanding.

                                                      Percentage of
 Maturity Date                                       Advance Payable
 -------------                                       ---------------
  1st to  5th                                          0.8%  each
  6th to 17th                                          2.5%  each
 18th to 29th                                          2.75% each
 30th to 40th                                          3.0%  each

                  (b) If after application of amounts to the payment of interest and other amounts payable with respect to both Tranches on any Maturity Date other than the Final Maturity Date, the aggregate of the amounts held in the Debt Service Account and the Reserve Account will be insufficient on such Maturity Date to pay all or a portion of the principal payable on such Maturity Date with respect to both Tranches, then the Borrower may elect (by giving not later than noon New York time on or prior to the eighth Business Day preceding such Maturity Date an irrevocable Notice of Deferral to the Tranche A Lender and the Agent, who shall promptly notify the Tranche B Lenders thereof; provided that notice to the Tranche A Lender with respect to such Maturity Date shall be deemed timely if received by the Tranche A Lender not later than noon Tokyo time on the date seven Business Days preceding such Maturity Date) to defer to the next succeeding Maturity Date payment of the amount of principal for which such funds will be insufficient (pro rata for the account of each Lender to the unpaid principal amount of the Notes) (such amount referred to as the "Deferred Portion"), subject to the following being true on the Maturity Date on which such insufficiency exists:

                         (i) The Borrower shall not have previously deferred payments of any principal in accordance with this Section 2.10(b) either
      (x) on the four consecutive Maturity Dates immediately preceding such Maturity Date or (y) on a total of 15 previous Maturity Dates, whether or not consecutive;

                        (ii) Each LNG Sales Contract pursuant to which Source of Debt Service may then or in the future be payable shall be in full force and effect;

                       (iii) No material breach or default under any LNG Sales Contract pursuant to which Source of Debt Service may then or in the future be payable shall exist and no notice of incipient material breach or default shall have been given by any party thereto;

                        (iv) No authorization or approval required for the continued validity and enforceability of any LNG Sales Contract pursuant to which Source of

      Debt Service may then or in the future be payable shall have been revoked or suspended; and

                         (v) No Event of Default shall have occurred and be continuing or would occur with the giving of notice or the lapse of time.

            2.11 Notices. The Tranche A Lender or the Agent, as appropriate with respect to the Tranche A Note and the Tranche B Notes, respectively, shall promptly give the Borrower, and the Agent shall promptly give the Tranche A Lender or the Tranche B Lenders or each of them, as appropriate, with respect to their Notes (i) notice of each interest rate (or interest rates) determined pursuant to Sections 2.5, 2.6 or 2.7 hereof, the date of each of the next Interest Payment Dates with respect to which the interest payable is then calculable, the date of the next Maturity Date and the amount of principal or interest on the relevant Tranche, as the case may be, the amount of commitment fees estimated in accordance with Section 2.8(c) hereof to be paid to the Tranche B Lenders on each of such dates and the amount of the agency fee, the management fee and the front end fee provided for in the Letter Agreement, (ii) as otherwise provided in this Agreement, notice of other relevant amounts due and payable hereunder, (iii) upon satisfaction of the conditions precedent contained in Section 5.2 hereof, notice to the effect that such conditions precedent have been satisfied, (iv) upon the occurrence of the Effective Date, notice to the effect that the Effective Date has occurred, and (v) the notices to the Borrower by the Tranche A Lender or the Agent or both that Section 3.2(b) of the Trust Agreement requires this Agreement to provide for. The Tranche A Lender or the Agent on behalf of the Tranche B Lenders, as appropriate, shall provide the foregoing information to the Borrower at the time and in the manner specified in Section 3.2(b) of the Trust Agreement; provided that no failure or delay in the giving of such notice shall discharge or excuse the Borrower from or permit the Borrower to delay making any payment hereunder.


SECTION 3.  PAYMENTS

            3.1   Allocation of Amounts; Substitute Payment.

                  (a) Unless otherwise provided in this Agreement, all payments by the Borrower to the Tranche A Lender and the Agent for the account of the Tranche B Lenders shall be allocated as provided for in Section 3.3 of the Trust Agreement. All payments by the Borrower of commitment fees shall be made to the Agent for the account of the Tranche B Lenders, pro rata to their respective

Commitments. All payments referred to in this Section 3.1 which are received by the Agent in the manner provided in Section 3.2 hereof shall be deemed to have been made to the Tranche B Lenders, and the receipt by the Agent of such payments shall discharge the Borrower from any further liability to make such payments to such Tranche B Lenders.

                  (b) Notwithstanding anything to the contrary contained in this Agreement or in any Note, but subject always to the provisions of Section 9 hereof, if the Agent shall have notified the Borrower that it shall have become unlawful or, in the opinion of the Agent, impracticable for any payment to be made as aforesaid, the Borrower shall pay to each Tranche B Lender for its own account in such funds as are required by Section 3.2 hereof or in such other manner as may be agreed between the Borrower and the relevant Tranche B Lender and to such account as may be specified by the relevant Tranche B Lender to the Borrower, the amount of the relevant Tranche B Lender's portion of the payment in question. Each such Tranche B Lender shall keep the Agent fully informed as to all amounts received by it and as to all agreements made between it and the Borrower as referred to above.

            3.2   Funds of Payment.

                  (a) Each payment made by the Borrower under this Agreement with respect to Tranche A, under the Tranche A Note and to the Tranche A Lender under the Letter Agreement shall be made in Dollars and in same day settlement funds by credit of Federal or other immediately available funds satisfactory to the Tranche A Lender (or such funds as may from time to time be customary for the settlement in New York City of international banking transactions in Dollars) not later than 10:00 a.m. Tokyo time on the Business Day on which such payment is due. To effectuate the foregoing sentence and to ensure that the Tranche A Lender and the Tranche B Lenders receive payment on the same calendar date in their respective time zones, the Borrower shall issue, not later than one Business Day prior to the Business Day on which any payment is due, an irrevocable payment order in favor of the Tranche A Lender for value on the Business Day on which such payment is due in the full amount of such payment, such irrevocable payment order to be addressed to the Tranche A Lender's bank in Tokyo, Japan (Account No. 02USD07160945-01) at The Long-Term Credit Bank of Japan, Limited, Tokyo headquarters, Japan, or to such other bank or account of the Tranche A Lender in Tokyo, Japan as the Tranche A Lender may at any time or from time to time designate by written notice to the Borrower. The receipt by the Tranche A Lender of such payment in accordance with such irrevocable payment order shall fully discharge the Borrower's obligations with respect to the amount paid. If and to the extent the Borrower shall have delivered a Notice of Borrowing as provided herein that requests a Borrowing to pay for interest or fees pursuant to Section 2.3, 2.7 or 2.8 hereof, and if the Borrowing Date applicable to such Borrowing is also the date such payment is to be made to the Tranche A Lender, then the payment order referred to in the second preceding sentence shall expressly provide that payment pursuant thereto shall be subject to the receipt by the Borrower by 1:00 p.m., New York City time, on the relevant Borrowing Date of immediately available funds in the amount requested in such Notice of Borrowing.

                  (b) Each payment made by the Borrower under this Agreement with respect to Tranche B, the Tranche B Notes and to the Agent under the Letter Agreement shall be made in Dollars and in same day settlement funds by credit of Federal or other immediately available funds satisfactory to the Agent (or such funds as may from time to time be customary for the settlement in New York City of transactions in Dollars) not later than 11:00 a.m. New York time on the Business Day on which such payment is due by credit to the account of the Agent (Account No. 544-7-75066) at Chemical Bank, N.A., 4 New York Plaza, New York, New York 10004 U.S.A. or to such other account of the Agent as the Agent may at any time or from time to time designate by written notice to the Borrower; provided that if and to the extent the Borrower shall have delivered a Notice of Borrowing as provided herein that requests a Borrowing to pay for interest or fees pursuant to Section 2.3, 2.7 or 2.8 hereof and if the Borrowing Date applicable to such Borrowing is also the date such payment is to be made to the Agent, then such portion of such payment as shall be payable by the Borrower from the proceeds of such Borrowing shall be made as soon as reasonably practical after the Borrower receives the proceeds of such Borrowing, but in any case not later than 1:00 p.m. New York time on such Business Day. The Agent will promptly cause each such payment received by it to be distributed to each Tranche B Lender (in each case for the account of such Tranche B Lender's Lending Office) in like funds with respect to each payment received by such Agent for the account of such Tranche B Lenders or the holders of the Tranche B Notes.

                  (c) Whenever any payment hereunder or under any Note falls due on a day which is not a Business Day, the due date for such payment shall be advanced to the next succeeding Business Day, unless the next succeeding Business Day falls in another calendar month, in which case such payment shall be the immediately preceding Business Day.

            3.3 Set-Off, Counterclaim and Taxes. The Borrower will (i) pay all amounts of principal of and interest on the Notes and all other amounts payable under this Agreement, the Notes and the Letter Agreement ("Payments") without set-off or counterclaim, and, to the extent permitted by law, free and clear of, and without deduction or withholding for or on account of, any Taxes, and (ii) pay to, indemnify for and hold each of the Lenders harmless from and against any Taxes which are stamp or like taxes imposed directly or indirectly with respect to the preparation, execution, delivery, registration, filing or recording of this Agreement, the Notes, the Producers Agreement, the Trust Agreement, the Letter Agreement or any document connected herewith or therewith and any Taxes which are imposed directly or indirectly on any Lender or the Agent, with respect to this Agreement, the Notes, the Producers Agreement, the Trust Agreement, the Letter Agreement, any document connected herewith or therewith or the transactions contemplated by any of the foregoing documents or any Payments. Notwithstanding the foregoing, the provisions of the first sentence of this
Section 3.3 shall not require the Borrower to indemnify for any Excluded Taxes. If any Taxes (other than Excluded Taxes) are required by law to be deducted or withheld from any Payment, the Borrower will increase the amount of such Payment to the Tranche A Lender or the Agent or both, and the Tranche B Lenders through the Agent, to the extent necessary in order that the net amount received by the Tranche A Lender and Agent, and the Tranche B Lenders through the Agent, after deduction of all Taxes required to be deducted or withheld with respect to such Payment as so increased and any other Taxes payable by the Lenders with respect to the amount of such increase, will equal the full amount of the Payment due and payable to the relevant Lender or Lenders. The Borrower will furnish to each Lender, in such number of copies as such Lender shall request, certified copies of tax receipts or other appropriate evidence of payment, satisfactory to such Lender, evidencing the payment of all Taxes levied or imposed upon any Payment within 45 days after the date any such payment is due pursuant to applicable law. If any Taxes (other than Excluded Taxes) are imposed on or with respect to any Payment or are required to be paid by the Tranche A Lender, the Agent or any Tranche B Lender on or with respect to any Payment or in connection with this Agreement or the Notes, the Borrower will pay or otherwise indemnify and hold the Tranche A Lender, the Agent and each Tranche B Lender harmless from any such Taxes or will reimburse to the Tranche A Lender, the Agent and each Tranche B Lender on demand, subject to the provisions of Section 3.10 hereof, such amounts as may be necessary in order that the net amount received by the Tranche A Lender, the Agent and each Tranche B Lender pursuant to such indemnity or reimbursement, after deduction of all Taxes required to be deducted, withheld or otherwise paid by the Tranche A Lender, the Agent and the Tranche B Lenders with respect to such amount, shall equal the amount of such Taxes so imposed or otherwise subject to indemnity and reimbursement.

            If a Lender shall receive a refund of any Taxes paid by the Borrower pursuant to this Section 3.3 by reason of the fact that such Taxes were not correctly or legally asserted, the Lender shall within 45 days after receipt of such refund pay to the Borrower the amount of such refund, as determined solely by the Lender; provided, however, that in no event shall the amount paid by the Lender to the Borrower pursuant to this sentence exceed the amount of Taxes originally paid by the Borrower; and provided further that no Lender shall have any obligation under this Agreement to claim or otherwise seek to obtain any such refund.

            3.4 Change of Law; Certain Mandatory and Voluntary Prepayments; Additional Amounts.

                  (a) Notwithstanding any other provision in this Agreement to the contrary, if any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any new request, interpretation or directive of any relevant central bank or other governmental authority, shall make it unlawful for any Lender (or its Lending Office) to (i) maintain its Commitment, then such Commitment of such Lender shall thereupon terminate, or
(ii) maintain or fund its Advances, then such Commitment of such Lender shall thereupon terminate, and the principal amount of such Lender's Note then outstanding shall be repaid, together with interest accrued thereon and any other amounts payable to such Lender under this Agreement, such Lender's Note or the Letter Agreement, commencing immediately as an accelerated mandatory prepayment in accordance with Sections 3.2 and 3.3 of the Trust Agreement; provided, however, that all such amounts shall be paid on or prior to the Final Maturity Date. Upon the occurrence of any such change or request making it unlawful for the Tranche A Lender to maintain its Commitment as aforesaid, the Tranche A Lender shall promptly forward to the Borrower evidence certified by the Tranche A Lender as to such change or request. Upon the occurrence of any such change or request making it unlawful for a Tranche B Lender to maintain its Commitment as aforesaid, such Tranche B Lender shall promptly forward to the Agent in writing, and the Agent shall promptly forward to the Borrower, evidence certified by such Tranche B Lender as to such change or request.

                  (b) If any change in any applicable law, rule or regulation or in the interpretation or administration thereof, or compliance by any Lender with any request

(whether or not having the force of law) of any relevant central bank or other governmental authority, shall change the basis of taxation of payments to any such Lender (or its Lending Office) of the principal of or interest on any of the Notes or any other amounts payable under this Agreement or the Letter Agreement (except for Excluded Taxes) or shall impose, modify or deem applicable any similar requirement not in effect on the date of this Agreement in respect of Reserves against assets of, deposits with or for the account of, or credit extended by, or the Commitment of, any such Lender (or its Lending Office) (except for Reserves in effect on the date of this Agreement), or shall impose on any such Lender (or its Lending Office) or the London interbank market any other condition not in effect on the date of this Agreement directly affecting this Agreement, any of the Notes, the Letter Agreement or the Advances and the result of any of the foregoing is to increase the cost to any Lender of maintaining its Commitment or making or maintaining its Advances, or to reduce the amount of any such payments received or receivable by any such Lender (or its Lending Office) hereunder, by an amount deemed by such Lender to be material, then the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such additional cost or reduction. Such additional amount or amounts shall be paid on the Interest Payment Date for the Interest Period to which such costs relate. Each Lender agrees that it will promptly notify the Borrower of any event which will entitle such Lender to an additional amount pursuant to this Section 3.4(b). A certificate of such Lender setting forth the basis in reasonable detail for the determination of such additional amount necessary to compensate such Lender as aforesaid shall be conclusive as to the determination of such amount in the absence of manifest error. After the receipt of any notice from any Lender indicating that such Lender is entitled to an additional amount pursuant to this Section 3.4(b), the Borrower may elect to prepay the relevant Note or Notes of such Lender without premium or penalty (except as provided in Section 2.7(b) hereof) in accordance with the provisions of Section 3.6 hereof; provided that any such prepayment may be made only if the amounts set forth in the certificate described in the preceding sentence are paid by the Borrower prior to or simultaneously with such prepayment.

                  (c) Each Tranche B Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.4(a) or (b) hereof with respect to such Tranche B Lender, it will, if requested by the Borrower, and in consultation with the Agent, use its best efforts to designate another Lending Office for its Commitment or its Advances and/or for a period of thirty calendar days after the date of such request use reasonable efforts to transfer its Commitment and Advances to another Person in accordance with the procedures set forth in Section 10.4, in either case with the object of avoiding the consequence of the event giving rise to the operation of
Section 3.4(a) or (b) hereof; provided that in either case such designation or transfer can be made on such terms that such Tranche B Lender and its Lending Office suffer no economic, legal or regulatory disadvantage. Nothing in this
Section 3.4(c) shall affect or postpone any of the obligations of the Borrower or the rights of the Tranche B Lenders provided in Section 3.4(a) or (b) hereof.

            3.5 Prepayments in Connection with Completion of Train G; Debt Coverage Reserve Mandatory Prepayments.

                  (a) Any amounts borrowed hereunder and not used as provided in Section 2.2(a) hereof in connection with the completion of Train G or otherwise used as provided in Section 2.2(b) hereof, shall be repaid to the Lenders, or applied on the Lenders' behalf, on the Interest Payment Date ending the Quarterly Period then in effect in accordance with the provisions of
Section 3.5(c)(ii)(1) of the Trust Agreement.

                  (b) If during any Quarterly Period the Borrower shall have paid into the Debt Coverage Reserve Account any Source of Debt Service pursuant to Section 3.2 of the Trust Agreement (as provided in Section 9.3 hereof), then on the Maturity Date occurring at the end of such Quarterly Period the Borrower shall apply the Source of Debt Service so accumulated in the Debt Coverage Reserve Account to prepay the Notes on a pro rata basis (based on outstanding principal amount), with such prepayment to be applied to the installments of principal due thereunder in the inverse order of maturity; provided that for purposes of further calculations of the Debt Coverage Ratio any such prepayment shall be deemed to have been applied to such installments of principal pro rata so that the Final Maturity Date is not thereby changed.

            3.6 Notice of Certain Voluntary Prepayments. Whenever the Borrower has elected to prepay any relevant Note or Notes or any Deferred Portion thereof pursuant to Section 2.6 or 3.4(b) hereof, the Borrower shall give the Tranche A Lender and the Agent on behalf of the Tranche B Lenders notice of such prepayment at least eight Business Days in advance thereof (provided that such notice to the Tranche A Lender shall be deemed timely if received by the Tranche A Lender in Tokyo at least seven Business Days in advance thereof), and on the date specified in such notice (which shall be a Business Day and a single date) the principal then outstanding of the affected Note or Notes shall be repaid in full, together with interest accrued thereon and, to the extent then ascertainable, any other amount payable under this Agreement to the Lender or Lenders holding such Note or Notes. Any notice of prepayment under this Section 3.6 hereof shall be irrevocable. Without limiting the right of the Borrower to prepay the Notes in the manner provided in Section 2.6 or 3.4(b) and upon the prior notice as provided above in this Section 3.6, the Borrower shall use its best efforts (without incurring any liability additional to that provided for in Section 9.5 hereof) to provide the Tranche A Lender and the Agent on behalf of the Tranche B Lenders with as much prior written notice of its intention to prepay any of the Notes pursuant to Section 2.6 or 2.4(b) as is reasonably possible in the circumstances.

            3.7 Other Voluntary Prepayments. The Borrower may, upon not less than eight Business Days' irrevocable prior notice to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders (provided that such notice to the Tranche A Lender shall be deemed timely if received by the Tranche A Lender in Tokyo at least seven Business Days prior to prepayment), prepay the Notes in whole or in part on a pro rata basis (based on outstanding principal amount) on any Interest Payment Date for the Notes being prepaid, and if in part in an amount which is equal to $1,000,000.00 or an integral multiple of $1,000,000.00. Each partial prepayment of any Notes made pursuant to this
Section 3.7 shall be applied to the installments of principal due thereunder in the inverse order of maturity. Except as provided in Sections 2.7(b) hereof, such prepayments shall be without premium or penalty; provided that the right to prepay without premium or penalty shall not apply to any amounts declared forthwith due and payable in accordance with Section 7 hereof. All prepayments permitted pursuant to this Section 3.7 shall be made together with payment of accrued interest on the principal amount prepaid, and, to the extent then ascertainable, any other amount payable under this Agreement, the Notes or the Letter Agreement. Without limiting the right of the Borrower to prepay the Notes in the manner and upon the prior notice as provided above in this Section 3.7, the Borrower shall use its best efforts (without incurring any liability additional to that provided for in Section 9.5 hereof) to provide the Tranche A Lender and the Agent on behalf of the Tranche B Lenders with thirty days' prior written notice of its intention to prepay all or any portion of the Notes pursuant to this Section 3.7.

            3.8 Cancellation of Commitments. The Borrower may without premium or penalty (i) upon not less than 30 days' irrevocable prior notice to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders, cancel the Commitments of the Lenders in whole or in part, and if in part in an aggregate amount of $1,000,000.00 or an integral multiple of $1,000,000.00, all such cancellations to be on a pro rata basis as among the Lenders based on their respective Commitments, or (ii) upon irrevocable notice given simultaneously with or as part of the notice given pursuant to Section 3.6 hereof to any Lender whose Note is prepaid in accordance with the provisions of Section 3.6 hereof, cancel the Commitment of such Lender.

            3.9 No Reborrowing. The Commitments are not revolving in nature, and no amount repaid or prepaid under this Agreement may be reborrowed hereunder.

            3.10 Payments to be Made at End of Interest Period. Except for amounts owing pursuant to Sections 3.4(a), 7 and 10.6 hereof which become payable as provided in such Sections, and notwithstanding any provision of any Section other than Sections 3.4(a), 7 and 10.6 hereof to the contrary, in view of the nature of the Borrower and the nature of the Source of Debt Service from which payments hereunder will be made, all amounts becoming payable hereunder, which would otherwise be due on a date which does not fall on an Interest Payment Date instead shall be due on the Interest Payment Date next to occur thereafter and prior to which the Borrower is notified that such amount is payable, subject in each such case to the relevant provisions of Sections 3.2 and 3.3 of the Trust Agreement; provided, however, that all amounts due and payable under this Agreement and the Notes shall be paid on or prior to the Final Maturity Date.


SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

            The Borrower and, only to the extent expressly stated to be in its individual capacity, BankAmerica International represent and warrant to the Lenders that:

            4.1 Power and Authority. The Borrower has full power, authority and legal right to incur the Indebtedness and other obligations provided for in this Agreement, the Notes and the Letter Agreement, to execute and deliver this Agreement, the Notes, the Trust Agreement and the Letter Agreement and the other documents contemplated hereby or referred to herein to which the Borrower is a party, to borrow, pay and repay hereunder and under the Notes and the Letter Agreement and to perform and observe the terms and provisions hereof and thereof. BankAmerica International, in its individual capacity, is a banking corporation duly organized and validly existing in good standing under the laws of the United States of America and has the full power, authority and legal right to execute, deliver and perform this Agreement, the Notes, the Trust Agreement and the Letter Agreement as Trustee.

            4.2 Legal Action. All necessary legal action has been taken to authorize the Borrower (i) to execute and deliver this Agreement, the Notes, the Trust Agreement, the Letter Agreement and the other documents contemplated hereby or referred to herein to which the Borrower is a party, (ii) to borrow, pay and repay hereunder and under the Notes and the Letter Agreement and (iii) to perform and observe the terms and provisions of this Agreement, the Notes, the Trust Agreement and the Letter Agreement.

            4.3 Restrictions. There is no Legal Requirement and no contractual or other obligation binding on the Borrower or BankAmerica International in its individual capacity, that is or will be contravened (or, in the case of a contractual obligation, in respect of which a breach has occurred or will occur) by reason of the execution and delivery of this Agreement, the Notes, the Trust Agreement, the Letter Agreement or any of the other documents contemplated hereby or referred to herein to which the Borrower is a party, the making of Borrowings by the Borrower hereunder or the performance or observance by the Borrower of any of the terms or provisions hereof or thereof in each case in the manner contemplated hereby and thereby.

            4.4   Registration and Approvals.   No registrations, declarations
or filings with, or consents, licenses, approvals or authorizations of, any legislative body, governmental department or governmental authority necessary under any applicable laws are required of the Borrower or BankAmerica International in its individual capacity for the due execution and delivery by the Borrower, or for the performance by the Borrower, of this Agreement, the Notes, the Trust Agreement, the Letter Agreement or any of the other documents contemplated hereby or referred to herein to which the Borrower is a party, or to authorize the Borrowings hereunder or to assure the validity or enforceability hereof or thereof, except in each case for those as have been made or obtained and copies of which have been furnished to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders and which are in full force and effect.

            4.5 Agreement Binding. This Agreement, the Trust Agreement and the Letter Agreement constitute, and the Notes when executed and delivered pursuant hereto for value will constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower to the extent specified in Section 9 hereof in accordance with its and their respective terms, subject in the case of enforcement to any applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to equitable principles of general application.

            4.6 Ranking of Advances; Encumbrances. The Borrower has no outstanding Indebtedness charging or to be paid out of the Source of Debt Service or Borrowed Amounts other than the obligations and liabilities of the Borrower hereunder and under the Notes and the Letter Agreement and any Indebtedness permitted by Section 6.4 hereof. The Borrower has not created, incurred or suffered to exist (i) any Encumbrance on the Source of Debt Service received or receivable by it prior to its deposit in the Bontang V Payment Account, or (ii) any Encumbrance on any Borrowed Amounts, in each case under clause (i) or (ii) resulting from any act of the Borrower or any failure by the Borrower to perform any of its obligations under this Agreement or the Trust Agreement or any of its duties thereunder, except any Encumbrance permitted pursuant to Section 6.2 hereof.

            4.7 Litigation. There is no suit, action, proceeding or investigation pending against the Borrower or, to the knowledge of the Borrower, threatened against the Borrower, which (a) questions the validity of this Agreement, any Note, the Trust Agreement or the Letter Agreement, or any action taken or to be taken by the Borrower pursuant hereto or thereto, (b) affects or is likely to affect the amount of the Source of Debt Service received by it or to the best of the Borrower's knowledge, receivable by it, or
(c) would or is likely to affect adversely the Borrower's ability to perform its obligations under this Agreement, the Notes, the Trust Agreement or the Letter Agreement or any other agreement to which it is a party or by which it or its properties or assets is bound.

            4.8 Compliance with Other Instruments, etc. BankAmerica International in its individual capacity is not in violation of any term of its charter or by-laws. The Borrower is not in violation of any term of any agreement or any instrument to which it is a party or by which it or any of its properties or assets is bound or of any Legal Requirement, which violation would or is likely to have an adverse effect on the Borrower's ability to perform its obligations under this Agreement, the Notes, the Trust Agreement, the Letter Agreement or any other agreement to which it is a party or by which it or its property or assets are bound.

            4.9 No Defaults. No Event of Default referred to in Sections 7(a) through 7(e) hereof has occurred and is continuing and no event has occurred or failed to occur, the occurrence or non-occurrence of which, with the giving of notice or lapse of time or both, would constitute such an Event of Default, and the Borrower is not in violation of any of its obligations under the Trust Agreement.

            4.10 Trust Agreement. The copy of the Trust Agreement delivered to the Lenders on the date hereof is a true, complete and correct copy thereof as in effect on the date hereof.

SECTION 5.  CONDITIONS PRECEDENT

            5.1 Conditions Precedent to the Effective Date. Except as the Majority Lenders may otherwise consent, the effectiveness of this Agreement (other than Sections 8, 9.5, 10.6 and 10.10 hereof which are effective upon due execution and delivery of this Agreement) is subject to satisfaction in full of each of the following conditions precedent, and the "Effective Date" shall be the first Business Day on which each of such conditions precedent is so satisfied:

                  (a) the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall have received on the Effective Date (or, in the case of Section 5.1(a)(xiii), not fewer than 15 days prior to the Effective Date) the following, all in form and, as to Section 5.1(a)(i) to (a)(xv) inclusive and 5.1(a)(xvii) and (xviii), in substance satisfactory to the Lenders:

                         (i) in the case of the Tranche A Lender only, the Tranche A Note payable to the order of the Tranche A Lender complying with the requirements of Section 2.9 hereof;

                        (ii) in the case of the Agent only, a Tranche B Note payable to the order of each Tranche B Lender complying with the requirements of Section 2.9 hereof;

                       (iii) a signed copy of an opinion of Kelley, Drye & Warren, special counsel to the Borrower, substantially in the form of Exhibit D-1 hereto, dated the Effective Date;

                        (iv) a signed copy of an opinion of Robert Rywkin, counsel to the Borrower, substantially in the form of Exhibit D-2 hereto, dated the Effective Date;

                         (v) a signed copy of an opinion of Budhy Rukiat, legal counsel to Pertamina, substantially in the form of Exhibit E-1 hereto, dated not more than five Business Days prior to the Effective Date;

                        (vi) a signed copy of an opinion of Andrews & Kurth L.L.P., special New York counsel for each of the Producers other than Pertamina, substan-tially in the form of Exhibit E-2 hereto, dated the Effective Date; and signed copies of opinions of counsel for each of the Producers other than Pertamina, substantially in the form of Exhibit E-3 hereto, dated the Effective Date;

                       (vii) a signed copy of an opinion of White & Case, special New York counsel to Pertamina, substantially in the form of Exhibit E-4 hereto, dated the Effective Date;

                      (viii) a signed copy of an opinion of Paul, Weiss, Rifkind, Wharton & Garrison, special counsel to the Tranche A Lender, the Agent and the Tranche B Lenders, substantially in the form of Exhibit F-1 hereto, dated the Effective Date;

                        (ix) a signed copy of an opinion of Kim, Shin & Yu, special Korean counsel to the Tranche A Lender, the Agent and the Tranche B Lenders, substantially in the form of Exhibit F-2 hereto, dated the Effective Date;

                         (x) a signed copy of an opinion of Tsar & Tsai, special Taiwanese counsel to the Tranche A Lender, the Agent and the Tranche B Lenders, substantially in the form of Exhibit F-2 hereto, dated the Effective Date;

                        (xi) a copy of the Trust Agreement with all amendments to the Effective Date certified by the Borrower;

                       (xii) a copy of a notice from the Producers to the Borrower that they have approved the form and terms of this Agreement and authorizing and requesting the execution and delivery of this Agreement by the Borrower as contemplated by Section 3.1 of the Trust Agreement;

                      (xiii) a copy of the "Burmah Fleet Longevity Study Task Force Final Report" dated November 18, 1994 relating to the LNG tankers currently being used for the transport of LNG to the Buyers under the 1973 Sales Contract, and the Longevity Study of "Aquarius" Class LNG Carriers on Behalf of Burmah Gas Transport Limited (BGT) -- Final Overall Report dated November 4, 1994 referred to therein;

                       (xiv) a copy of the executed and delivered EPC Contract with all amendments to the Effective Date certified by Pertamina, but not including Exhibits A and B of the Bontang LNG Expansion

      Project Train G Contract No. B60-JMC-001 Agreement between Pertamina and IKPT;

                        (xv) a certificate of Pertamina and, with respect to each such agreement to which each representative referred to in Section
      13.3 of the Trust Agreement is a party, a certificate of such representative, to the effect that the copies of (i) the Development Plan and (ii) each Basic Agreement, other than the Second A/R 1973 Sales Contract and the New 1973 Transportation Arrangements, in each case as amended, that were provided to the Tranche A Lender and the Agent on the date hereof were true, correct and complete copies of such documents with all amendments and that no change has been made in such documents since the date of this Agreement, except for such changes as are permitted without the consent of the Majority Lenders pursuant to the Producers Agreement;

                       (xvi) a copy of the most recent statements, entitled "Certificate of Gas Reserves as of May 31, 1994 of the Tunu Field in the Mahakam Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of the Tambora Field in the Mahakam Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of the Sisi Field, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of the Peciko Field in the Mahakam Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of the Nubi Field, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of the Handil Field in the Mahakam Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of the Bekapai Field in the Mahakam Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of Certain Fields in the Unocal Indonesia, Ltd. Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of the Attaka Field in the Unocal Indonesia, Ltd. Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of Certain Fields in the Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of the Semberah Field in the Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of May 31, 1994 of the Nilam Field in the Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas

      Reserves as of May 31, 1994 of the Mutiara Field in the Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia" and "Certificate of Gas Reserves as of May 31, 1994 of the Badak Field in the Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia", each of which has been prepared by DeGolyer and MacNaughton, relating to the gas reserves in the Badak and certain other East Kalimantan fields, together with reconciliations, satisfactory to the Tranche A Lender and the Agent, indicating, as of a date not more than 15 days prior to the Effective Date, the sufficiency of such gas reserves to meet the Seller's Gas Supply Obligation (as defined in each of the LNG Sales Contracts);

                      (xvii) a certificate of Pertamina to the effect that (i) Property Insurance Policy No. NE0056-DA dated June 1994, together with any amendments, issued by P.T. Tugu Pratama Indonesia in favor of Pertamina, among others, covering the Insured Bontang Plant (excluding Train G) and (ii) Contractors "All Risks" Insurance Policy No. EF 0045-ED, dated June 19, 1995, together with any amendments, issued by P.T. Tugu Pratama Indonesia in favor of Pertamina, among others, covering Train G have been delivered to the Tranche A Lender and the Agent prior to the date hereof and, except as permitted by Section 1.11 of the Producers Agreement, remain in full force and effect in compliance with
      Section 1.11 of the Producers Agreement; and

                     (xviii) certified copies of all required authorizations and consents of all relevant governmental authorities of Indonesia (certified by Pertamina) and Japan (certified by the Tranche A Lender), if any, in connection with the transactions contemplated by this Agreement, the Notes, the Letter Agreement and the Producers Agreement; provided that no certified copy of any required authorization or consent of The Export-Import Bank of Japan shall be required if the Tranche A Lender shall certify that it has received oral confirmation that such authorization or consent has been granted.

                  (b) all legal matters in connection with the transactions contemplated hereby and the satisfaction of the conditions precedent contained in this Section 5.1, and all documents and instruments evidencing such matters or incident thereto including, but not limited to, the documents delivered pursuant to this Section 5.1 shall be satisfactory in form and substance to special counsel to the Lenders, and special counsel to the Lenders shall have received all such other documents and instruments, or copies thereof, certified if requested, as they may reasonably request in order to enable them to pass upon such matters;

                  (c) no Event of Default shall have occurred and be continuing and no event shall have occurred or failed to occur the occurrence or non-occurrence of which, with the giving of notice or lapse of time or both would constitute, an Event of Default;

                  (d) the representations and warranties of the Borrower contained in this Agreement and of the Producers contained in the Producers Agreement shall be true and correct on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date;

                  (e) the Trust Agreement and the Producers Agreement shall have been executed and delivered by each of the parties thereto in form and substance satisfactory to the Lenders; and

                  (f) the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall have received copies certified by the Borrower to be true and correct as of the Effective Date of (i) the designation of each entity and individual authorized to give borrowing instructions under Section 3.4(a) of the Trust Agreement, (ii) the borrowing instructions to the Borrower relating to the initial Advance from an entity and individual so designated, and (iii) specimen signatures of the persons who are authorized to act for the Borrower under and in accordance with the terms of this Agreement, the Notes, the Trust Agreement and the Letter Agreement.

            5.2 Conditions Precedent to Certain Advances. Except as the Majority Lenders may otherwise consent, the obligation of each Lender to make any Advance that, when aggregated with the other Advances requested by the Borrower in the relevant Notice of Borrowing, would cause the aggregate outstanding principal amount of Indebtedness under this Agreement and the Notes to exceed $275,000,000.00, is subject to the condition precedent that the Tranche A Lender and the Agent shall have received, on or before the date of the relevant Notice of Borrowing, all in form and substance satisfactory to the
Lenders:

                  (a) a signed copy of an opinion of qualified in-house legal counsel of Pertamina, substantially in the form of Exhibit G-1 hereto;

                  (b) a signed copy of an opinion of White & Case, special New York counsel to Pertamina, substantially in the form of Exhibit G-2 hereto;

                  (c) a signed copy of an opinion of special Japanese counsel to the Tranche A Lender, the Agent and the Tranche B Lenders, substantially in the form of Exhibit G-3 hereto;

                  (d) copies of the Second A/R 1973 Sales Contract and all of the New 1973 Transportation Arrangements, duly executed and delivered by each of the parties thereto, certified by Pertamina as correct and complete copies of such agreements; and

                  (e) a certificate of Pertamina in substantially the form of Exhibit G-4 hereto.

            5.3 Conditions Precedent to the Initial and Subsequent Advances. Except as the Majority Lenders may otherwise consent, the obligation of each Lender to make each Advance to be made by such Lender hereunder (including the initial such Advance) is subject to the satisfaction in full of each of the following conditions precedent:

                  (a) the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall have received a Notice of Borrowing in accordance with the provisions of Section 2.2(d) hereof;

                  (b) on the date of the making of such Advance and after giving effect thereto (i) no Event of Default shall have occurred and be continuing and no event shall have occurred or failed to occur the occurrence or non-occurrence of which, with the giving of notice or lapse of time or both would constitute, an Event of Default, and (ii) the representations and warranties of the Borrower contained in this Agreement and of the Producers contained in the Producers Agreement, shall be true and correct on and as of the date of the making of such Advance with the same effect as though such representations and warranties had been made on and as of such date;

                  (c) the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall have received from the Borrower a statement from the Producers conforming to the requirements of Section 6.1(b) hereof indicating that the Debt Coverage Ratio (calculated using the assumptions provided for in such Section in effect as of the date of the relevant Notice of Borrowing) is not less than 150%;

                  (d) there shall have been no material adverse change since the date of this Agreement (i) in the business, assets, financial condition or results of operation of the Borrower or any of the Producers which affects materially and adversely, or would be likely to affect materially and adversely, the performance by

Pertamina of or the ability of Pertamina to perform its obligations under any of the LNG Sales Contracts, or (ii) in the operation of the Bontang Plant;

                  (e) the authorizations and consents described in Section 5.1(a)(xviii) hereof shall be in full force and effect;

                  (f) no event shall have occurred or circumstance exist that renders impracticable any of the events set forth in clauses (i) or (ii) of the definition of Completion Date in Section 1 hereof; and

                  (g) with respect to the making of the initial Advances only, if such Advances are to be made 30 or more days after the Effective Date, the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall have received at least three Business Days prior to the relevant Borrowing Date from each of the counsel referred to in Section 5.1 hereof signed copies of an opinion, dated not more than five days prior to date of such Advances, to the effect that no change has occurred with respect to the matters stated in the opinion delivered by such counsel pursuant to Section 5.1 hereof.

            5.4 Conditions Precedent to Advances to Fund Reserve Account. Except as the Majority Lenders may otherwise consent, the obligation of each Lender to make any Advance requested pursuant to Section 2.2(b)(ii) is subject to the satisfaction in full of the following conditions precedent:

                  (a) the notice of Mechanical Completion (as defined in the EPC Contract) with respect to the Additional Plant shall have been issued as contemplated by Section 11.1.2 of the EPC Contract, and the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall have received, at or prior to the delivery of the Notice of Borrowing with respect to such Advance, a copy of such notice certified by Pertamina; and

                  (b) the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall have received, at or prior to the delivery of the Notice of Borrowing with respect to such Advance a copy of a report concerning the estimated cost of completing the Additional Plant and the Loading Facilities pursuant to the Development Plan and the Construction Documents prepared by the Producers as of a date after the date of the notice of Mechanical Completion referred to in clause (a) above, accompanied by a written opinion of the engineering firm then qualified under Section 1.14(c) of the Producers Agreement to prepare the semi-annual report contemplated thereby, which opinion shall be to the effect that the engineering firm has reviewed the status of the construction of the Additional Plant and the Loading Facilities and has concluded that such estimated cost of so completing such facilities contained in such report of the Producers is reasonable in its judgment.

            5.5 Representations. The making of each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower as of the date of such Borrowing that the facts specified in Section 5.3(b)(i) hereof as to Sections 7(a) through 7(e) hereof only, Section 5.3(b)(ii) hereof and
Section 5.3(d) hereof in each case as to the Borrower only are true and correct on the date of such Borrowing.


SECTION 6.  COVENANTS

            Until payment in full of all of the Notes, and of all other amounts due and owing under this Agreement at the time the Notes are paid in full, unless compliance with the provisions of this Section shall have been waived by the Majority Lenders, the Borrower covenants and agrees with the Lenders as to Sections 6.1 through 6.5, and the Borrower, on the one hand, and the Lenders and the Agent, on the other hand, covenant and agree with each other as to
Section 6.6.

            6.1 Information. The Borrower shall provide or cause to be provided to the Tranche A Lender and the Agent:

                  (a) as soon as possible and in any event within 45 days after the end of each of the first three Quarterly Periods ending in each year from and after 1998, for each such Quarterly Period, and within 45 days after the end of the fourth Quarterly Period ending in each such year, for the preceding four Quarterly Periods taken as a whole and for the final Quarterly Period, a statement setting forth for the relevant period or periods (i) the Gross Invoice Amounts invoiced under each of the LNG Sales Contracts and the amount of such Gross Invoice Amounts that does and does not constitute Source of Debt Service, including (u) with respect to the KGC Sales Contract, the LNG Portion (as defined in such contract), (v) with respect to the CPC Sales Contract, the LNG Related Component (as defined in such contract) and (w) with respect to the New 1973 Sales Contract, the LNG Element (as defined in such contract), (ii) the amount of such Gross Invoice Amount received by the Borrower, (iii) the amount of such Gross Invoice Amount received by the Borrower that does and does not constitute Source of Debt Service, including
(x) with respect to the KGC Sales Contract, the LNG Portion (as defined in such contract), (y) with respect to the CPC Sales Contract, the LNG Related Component (as defined in such contract) and (z) with respect to the New 1973 Sales Contract, the LNG Element (as defined in such contract) and (iv) the debits and credits from the Debt Service Account and Reserve Account and all subaccounts thereof (as provided in the Trust Agreement);

                  (b) on or prior to the first day of each Quarterly Period, a statement in writing setting forth (i) the Source of Debt Service reasonably anticipated to be payable in each Quarterly Period to the Final Maturity Date,
(ii) the aggregate principal, interest and other amounts reasonably anticipated to be payable during each Quarterly Period to the Final Maturity Date under this Agreement, the Notes and the Letter Agreement, (iii) the Debt Coverage Ratio (calculated as provided in the definition thereof) and (iv) the reasonably anticipated Gross Invoice Amount under each of the LNG Sales Contracts in each Quarterly Period to the Final Maturity Date and the reasonably anticipated amount of such Gross Invoice Amount that will and will not constitute Source of Debt Service, such statement to be prepared using the most recent assumptions in effect in accordance with the last paragraph of the definition of Debt Coverage Ratio in Section 1 hereof; provided, however, that additional statements containing the information set forth above shall be provided each time the Assumed Interest Rate and Debt Coverage Ratio shall change as contemplated in the definitions of such terms in Section 1 hereof;

                  (c)   information of the type referred to in clauses (a) and
(b) of this Section 6.1 at such times other than those specified above as the Tranche A Lender or the Agent on behalf of the Tranche B Lenders may reasonably request;

                  (d) as soon as a Responsible Officer of the Borrower obtains actual knowledge thereof, notice of each Event of Default and each event which has occurred or failed to occur, the occurrence or non-occurrence of which with the giving of notice or lapse of time would constitute an Event of Default; and

                  (e) as soon as the Borrower receives notice from Pertamina that the events set forth in clauses (i) and (ii) of the definition of Completion Date have occurred, a written notice substantially in the form of Exhibit B-3 hereto, together with the original copy of the Notice of Completion to Trustee substantially in the form included as part of Exhibit B-3 hereto; and

                  (f) as soon as the Borrower receives notice from the Producers pursuant to Section 3.5(c) of the Trust Agreement that Train G has been completed, a written notice together with the copy of the notice from the Producers certifying that such event has occurred.

            The Agent shall forthwith cause a copy of all information provided under this Section 6.1 to be distributed to each Tranche B Lender.

            6.2 Negative Pledge. The Borrower will not create, incur or suffer to exist any Encumbrance on the Source of Debt Service received or receivable by it prior to its deposit in the Bontang V Payment Account, or any Encumbrance on any Borrowed Amounts, in each case resulting from any act or any failure to perform any obligation of the Borrower under this Agreement or of the Bontang V Trustee under the Trust Agreement or any duty as Bontang V Trustee, except any Encumbrance, if any, (i) arising pursuant to the Trust Agreement or in favor of the holders of Indebtedness permitted in accordance with Section 6.4 hereof or (ii) arising pursuant to statute or otherwise by operation of law, and not pursuant to any agreement, which is discharged in the ordinary course of business and which is not enforced by attachment or levy.

            6.3 No Consent to Changes. The Borrower will not (i) terminate or revoke the Trust Agreement, or (ii) amend, modify, revise, supplement or waive any of the provisions of (a) Article 1, 4 or 10 or Section 2.1, 2.2, 2.4, 3.1, 3.2, 3.3 (other than Section 3.3(i)), 3.5 or 3.7, or the third sentence of
Section 8.2 of the Trust Agreement, in each case other than to permit the Borrower to enter into Subordinated Indebtedness or Pari Passu Swap Indebtedness, or (b) any other provision of the Trust Agreement if any such amendment, modification, revision, supplement or waiver would or would be likely to affect adversely the trust created under such Trust Agreement, the rights of the Lenders under or the ability of the Borrower to perform its obligations under this Agreement, the Notes or the Letter Agreement. Any consent of the Majority Lenders necessary to permit any action otherwise prohibited by this Section 6.3 shall not be unreasonably withheld. The Borrower shall promptly provide to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders copies of any agreement or document evidencing any revocation, amendment, modification or revision of the Trust Agreement or any provision thereof not requiring the consent of the Majority Lenders under this
Section 6.3.

            6.4 Indebtedness. The Borrower shall not create, assume or become liable for, directly or indirectly, any Indebtedness charging or to be paid out of the Source of Debt Service, except for (i) all obligations and liabilities under this Agreement, the Notes or the Letter Agreement, (ii) any Indebtedness (a) that shall be payable out of amounts of the Source of Debt Service only after the Trustee shall have accumulated amounts in the Debt Service Account and the Reserve Account during each Interest Period required to be accumulated therein pursuant to Sections 7 and 9 hereof, (b) the terms and conditions of which have been approved as to form and substance by the Majority Lenders, such approval not to be unreasonably withheld, and (c) the proceeds of which shall be applied solely in connection with the Bontang Plant (the Indebtedness referred to in this clause
(ii), "Subordinated Indebtedness") and (iii) with respect to Source of Debt Service only, obligations (other than Subordinated Indebtedness) in respect of interest rate swap arrangements of the Borrower entered into solely for the purpose of exchanging floating interest rate obligations with respect to the aggregate Commitments or the Advances outstanding under this Agreement for fixed interest rate obligations, if such Indebtedness is pari passu in right of payment and does not benefit from any Encumbrance other than equally and ratably with, or subordinate to, the Indebtedness owed to the Lenders under this Agreement, the Notes and the Letter Agreement and if the terms and conditions of such arrangements are approved as to form and substance by the Majority Lenders ("Pari Passu Swap Indebtedness"), such approval not to be unreasonably withheld; provided that the withholding of any consent by the Majority Lenders under either Section 6.4(ii) or Section 6.4(iii) shall be deemed reasonable if the Borrower and the Majority Lenders are unable to agree with respect to (x) amendments to this Agreement, including without limitation amendments to the definition of "Debt Coverage Ratio," with respect to such Subordinated Indebtedness or Pari Passu Swap Indebtedness, as the case may be,
(y) amendments to the Trust Agreement relating to such Subordinated Indebtedness or Pari Passu Swap Indebtedness, as the case may be, or (z) such other changes to the terms and conditions, including the Events of Default, of the Trust Agreement, the Producers Agreement and this Agreement as the Majority Lenders shall request in connection with such Subordinated Indebtedness or Pari Passu Swap Indebtedness, as the case may be. The Borrower shall not create, assume or become liable for, directly or indirectly, any Indebtedness charging or to be paid out of any Borrowed Amounts, except for Indebtedness for which such Borrowed Amounts were borrowed.

            6.5 Notice at End of Availability Period. After the end of the Availability Period, the Tranche A Lender and the Agent on behalf of the Tranche B Lenders shall deliver to the Borrower a notice setting forth the outstanding amounts of principal and interest as of the final Borrowing Date and a repayment schedule. The Borrower shall either promptly confirm that it agrees with such amounts and such schedule by signing and returning to each of the Tranche A Lender and the Agent on behalf of the Tranche B Lenders a copy of such notice or promptly deliver to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders a notice indicating that it does not agree and specifying the reasons therefor. The delivery or lack of delivery of such notice to the Borrower shall in no way affect any of the obligations of the Borrower pursuant to this Agreement other than those set forth in this Section 6.5.

            6.6   Selection of Qualified Bank.

                  (a) If at any time the Assumed Interest Rate or the assumptions necessary for calculating the Debt Coverage Ratio are, pursuant to the definition of Assumed Interest Rate or Debt Coverage Ratio, to be specified by a Qualified Bank, either (i) the Borrower shall select, no later than 15 Business Days after the request for negotiations referred to in the relevant definition, one of the banks listed on Schedule 4 hereto (as such Schedule 4 may be amended by the Borrower, the Tranche A Lender and the Agent from time to time), other than any such bank with respect to which the Tranche A Lender or the Agent has, within 10 Business Days after the request for negotiations in question, given written notice of its reasonable objection or (ii) if the Borrower shall not have selected a bank as provided in the foregoing clause
(i), if at any time all of the banks on Schedule 4 have been so objected to in one or more such notices or if such Qualified Bank shall not have specified the Assumed Interest Rate or such other assumptions, as the case may be, within 10 Business Days after being selected, the Tranche A Lender and the Agent shall select the Qualified Bank, with the consent of the Borrower, such consent not to be unreasonably withheld; provided, however, that for purposes of the foregoing, a failure to respond to a request for such consent within three Business Days shall be deemed to be the granting of such consent. A Qualified Bank so selected is referred to herein as a "Selected Qualified Bank." The Selected Qualified Bank shall render a written report addressed to the Borrower, the Producers, the Tranche A Lender and the Agent setting forth its determination and containing a statement to the effect that it is qualified and able to make a fair, informed and impartial decision concerning the matters submitted to it for its decision. Prior to the end of the Availability Period, the fees and charges of Selected Qualified Banks may be paid by the Borrower out of Borrowings drawn down for such purpose (and, if so borrowed, shall be paid out of such Borrowings), and following the end of the Availability Period, such fees and expenses may be paid as contemplated by Section 3.3(b)(iv) of the Trust Agreement.

                  (b) A "Qualified Bank" shall mean, in addition to each of the financial institutions listed on

Schedule 4 hereto (as the same may be amended from time to time) and not objected to as provided in Section 6.6(a) hereof, each of the following: (i) any commercial bank that has (a) a net worth in excess of $100,000,000.00 or
(b) outstanding debt securities that are rated A or better by Standard & Poor's Rating Group or its equivalent by Moody's Investors Service or another nationally recognized rating agency in the United States or (ii) an investment bank of outstanding international reputation, and in the case of either of (i) or (ii), that is a well-recognized and active participant in international capital markets and is experienced in oil or gas-related financings and does not control and is not controlled by or under common control with any of the Lenders or any of the Producers.


SECTION 7.  EVENTS OF DEFAULT

            If any one or more of the following events ("Events of Default") shall occur and be continuing:

                  (a) (i) failure to make any payment of the principal of any of the Notes with respect to either or both of the Tranches within two days following, or interest on any of the Notes with respect to either or both of the Tranches within three days following, the date when due and payable in accordance with the terms hereof and thereof (provided that for the purposes of this clause (i) a deferral of payment of an amount of principal pursuant to
Section 2.10(b) hereof shall not be deemed to be a failure to make such payment), or (ii) failure to pay any other amounts payable under this Agreement, any of the Notes or the Letter Agreement within seven days following the date when due in accordance with the terms of this Agreement, including
Section 3.10 hereof; or

                  (b) any representation or warranty made or deemed made by or on behalf of the Borrower in Section 4 or Section 5.3 of this Agreement or in any certificate delivered to the Tranche A Lender, the Agent or the Tranche B Lenders pursuant hereto shall prove to have been incorrect or misleading in any material respect as of the date when made; or

                  (c) failure by the Borrower to perform or observe any term, covenant or agreement contained in Section 6.2, 6.3 or 6.4 hereof; or

                  (d) failure by the Borrower to perform its obligations under Section 6.1(d) hereof for seven days after written notice of such failure shall have been given to the Borrower by the Tranche A Lender or by the Agent at the request of any Tranche B Lender; or

                  (e) any failure by the Borrower to perform or observe any term, covenant or agreement contained in this Agreement (other than those referred to in clauses (a), (b), (c), (d) or (f) of this Section 7), or any failure by the Borrower or any Producer to perform or observe any term, covenant or agreement contained in the Trust Agreement, for 30 days after written notice of such failure shall have been given to the Borrower by the Tranche A Lender or by the Agent at the request of any Tranche B Lender; or

                  (f) a Default as defined in the Producers Agreement shall have occurred thereunder;

then the Tranche A Lender and the Agent shall, upon the written request of the Majority Lenders, by notice of default given to the Borrower, (i) declare the Commitment of each Lender to be forthwith terminated and/or (ii) declare all the Notes outstanding hereunder to be forthwith due and payable, whereupon the then outstanding principal amount of such Notes, together with accrued interest thereon and any and all other amounts due under this Agreement and the Letter Agreement, shall forthwith become due and payable without diligence, presentment, demand, protest, notice of dishonor, or other notice of any kind, all of which are hereby expressly waived by the Borrower.

            Should the principal amount of the Notes be declared or become due and payable in the foregoing manner, the entire amount of the Source of Debt Service received by the Borrower thereafter shall to the extent provided by the Trust Agreement, as and when received by the Borrower, be accumulated and paid to the Tranche A Lender and the Agent on behalf of the Tranche B Lenders for application to the amounts owing by the Borrower under this Agreement, the Notes which were declared to be or which became due and payable and the Letter Agreement until all principal of and interest on such Notes and all other amounts then due and payable under this Agreement, the relevant Notes and the Letter Agreement shall have been paid in full.


SECTION 8.  AGENT, ETC.

            The Tranche B Lenders, the Agent, the Intercreditor Agent, the Technical Agent and the Arrangers agree among themselves and, (i) where the context of Section 8.9 or 8.10 so requires, with the Borrower and (ii) where the context of Section 8.8 so requires, with the Tranche A Lender, as follows:

            8.1   Appointment and Authority.

                  (a) Each Tranche B Lender, and each subsequent holder of any Tranche B Note by its acceptance thereof, irrevocably authorizes the Agent to receive all payments of principal, interest and other amounts due to such Tranche B Lender or such holder under this Agreement and the Tranche B Notes and to take all other actions on behalf of such Tranche B Lender or such holder and to exercise such powers hereunder as are specifically delegated to such Agent by the terms hereof, together with all other such powers as shall be reasonably incidental thereto.

                  (b) The relationship between each of the Tranche B Lenders and the Agent is and shall be that of agent and principal only, and nothing herein shall be construed to constitute the Agent a trustee for any holder of a Tranche B Note or of a participation therein nor to impose on the Agent duties and obligations other than those expressly provided for herein nor to confer upon the Agent any relationship of agency or trust with the Borrower. Neither the Agent, nor any of its directors, officers, employees or agents shall be liable to any of the Tranche B Lenders for any action taken or omitted to be taken by it or them hereunder or in connection herewith, whether as a result of any conflicts affecting or involving the Agent resulting from its responsibilities relating to this Agreement, the Commitments of the Tranche B Lenders, Tranche B or otherwise, except for its own gross negligence or willful misconduct. Each of the Tranche B Lenders, and each subsequent holder of any Tranche B Note by its acceptance thereof, agrees (which agreement shall survive payment of the Tranche B Notes) to indemnify the Agent (to the extent not reimbursed by the Borrower) in amounts which are pro rata to the respective Commitments of such Tranche B Lenders and, in the case of a subsequent holder of any Tranche B Notes, of the Tranche B Lender from whom such holder acquired (directly or indirectly) such Tranche B Notes, from and against any and all losses, claims, damages, liabilities and expenses of any kind (including failure to receive any payment specified in the Management and Agency Fee Letter Agreement) which may be imposed on, incurred by or asserted against the Agent (in its capacity as such) in any way related to or arising out of this Agreement or any Advances with respect to Tranche B or any action taken or omitted by such Agent under this Agreement whether as a result of any conflicts affecting or involving the Agent resulting from its responsibilities relating to this Agreement, the Commitments of the Tranche B Lenders, Tranche B or otherwise, except (i) normal administrative expenses incidental to the performance of their duties as such Agent and Arrangers hereunder and (ii) any losses, claims, damages, liabilities or expenses resulting from its or their gross negligence or willful misconduct.

            8.2 Agent May Rely on Documents. The Agent shall be entitled to rely on any communication, instrument or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and with respect to all legal matters shall be entitled to rely on the advice of legal and other professional advisors selected by it from time to time concerning all matters relating to this Agreement, the Tranche B Notes and its duties hereunder and thereunder, and shall not be liable to any of the Tranche B Lenders for the consequences of such reliance.

            8.3 No Amendment to Duties of Agent Without Consent. The Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement which affects its duties under this Agreement unless it shall have given its prior written consent, as Agent, thereto.

            8.4 Responsibilities of Agent and Arrangers. The Agent may treat the payee of any Tranche B Note as the holder thereof until written notice of the transfer thereof shall have been received by it pursuant to Section 10.4 hereof. The Agent does not make any warranty or representation to any Tranche B Lender, and shall not be responsible for any recitals, statements, representations or warranties herein or in any document prepared by or given by the Borrower or any other Person to the Tranche B Lenders in connection herewith (or for the accuracy or completeness of any such document) or for the execution, effectiveness, genuineness, validity or enforceability of this Agreement or the Tranche B Notes or any other document, agreement or instrument delivered in connection herewith or related hereto, or be liable for failing to make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any Tranche B Note or any other document, agreement or instrument delivered in connection herewith or related hereto. The Agent shall be entitled to retain for its own use any amounts paid to it in its capacity as such. The Agent shall not be deemed to have known of the occurrence of an Event of Default or other event the occurrence or non-occurrence of which with the giving of notice or lapse of time or both would become an Event of Default or comparable event under any other agreement unless the Agent has received written notice from a Tranche B Lender or the Borrower specifying such Event of Default or other event and stating that such notice is a "Notice of Default" or from any other relevant Person so specifying. If (i) the Agent receives a notification pursuant to the preceding sentence, or (ii) the

Borrower fails to pay in accordance with the terms hereof to the Agent when due the principal of or interest on any Tranche B Note or any commitment fee payable to any Tranche B Lender hereunder, the Agent shall promptly give written notice thereof to the Tranche B Lenders. The Agent may decline to take any action except upon the written direction of the Majority Tranche B Lenders in accordance with the voting procedures agreement entered into by the Tranche B Lenders and the Agent on the date hereof and the Agent may obtain a ratification by such Majority Tranche B Lenders of any action taken by it under this Agreement or any other document, agreement or instrument delivered in connection herewith or related hereto as provided in such voting procedures agreement. The Agent shall have no liability to the Tranche B Lenders for any action taken by it upon the direction of the Majority Tranche B Lenders or if ratified by the Majority Tranche B Lenders, nor shall the Agent have any such liability for any failure to act unless the Agent has been instructed to act by the Majority Tranche B Lenders. The action of the Majority Tranche B Lenders shall in each case bind all of the Tranche B Lenders hereunder. The Agent shall not be required to take any action which exposes the Agent to personal liability (unless indemnified to its satisfaction for any and all consequences of such action) or which is contrary to this Agreement or any Legal Requirement.

            8.5 Funding Costs of Agent. If at any time the Agent makes available to a Tranche B Lender amounts due from the Borrower hereunder which the Borrower has failed to make available to the Agent, then the Tranche B Lender shall on first demand forthwith refund such amounts to the Agent together with interest thereon at the rate offered by the Agent for overnight Dollar deposits in the New York Federal Funds market.

            8.6 Agent in Individual Capacity. The Agent and its affiliates in their capacities as Tranche B Lenders shall have the same rights and powers hereunder as any Tranche B Lender and may exercise such rights and powers as though the Agent were not the Agent. The Agent and its affiliates may (without having to account therefor to any Tranche B Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower, any of the Borrower's affiliates, the Producers and any of the Producers' affiliates, as if such Agent were not acting in such capacity hereunder.

            8.7 Credit Decision. Each Tranche B Lender represents, warrants and acknowledges that it has, independently and without reliance upon the Agent, the Arrangers or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Tranche B Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arrangers or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

            8.8 Arrangers, Intercreditor Agent, Technical Agent, Tranche A Lender. Nothing in this Agreement shall impose on the Arrangers, the Intercreditor Agent, the Technical Agent, or the Tranche A Lender in their capacity as such, any duties or obligations whatsoever among themselves or in favor of the Tranche B Lenders or any of them.

            8.9 Change of Administrative Office of Agent. The Agent may at any time or from time to time by written notice to the Borrower and to each Tranche B Lender designate a different office from which its duties as Agent will thereafter be performed; provided that no such change to a location outside of the City of New York shall be made without the Borrower's consent, which consent shall not be unreasonably withheld.

            8.10 Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof to the Tranche B Lenders and to the Borrower.
The Agent may be removed at any time with or without cause by the Majority Tranche B Lenders. Upon any such resignation or removal, such Majority Tranche B Lenders shall have the right to appoint such successor Agent. If no successor Agent shall have been so appointed by such Majority Tranche B Lenders and shall have accepted such appointment within 30 days after any such retiring Agent's giving of notice of resignation, then such retiring Agent may appoint such successor Agent. No successor Agent shall be appointed without the consent of the Borrower, which consent shall not be unreasonably withheld or delayed. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of such retiring Agent, and such retiring Agent shall be discharged from its duties and obligations hereunder. After any such retiring Agent's resignation hereunder as Agent, the provisions of this Section 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as any such Agent hereunder.

SECTION 9.  SOURCE OF DEBT SERVICE; NO RECOURSE

            9.1   Accumulation for Debt Service.  Pursuant to Sections 3.2 and
3.3 of the Trust Agreement and except as therein stated, the Borrower shall pay
(i) into the Debt Service Account the entire amount of all Borrowed Amounts (other than Reserve Account Borrowed Amounts) immediately upon receipt thereof,
(ii) into the Reserve Account the entire amount of all Reserve Account Borrowed Amounts immediately upon receipt thereof and (iii) starting with the first day after the end of the Availability Period, into the Debt Service Account the entire amount of each payment of the Source of Debt Service, as and when actually received by the Borrower, until the aggregate amount accumulated in the Debt Service Account shall be sufficient to pay the principal of and interest due on all of the Notes, as well as all other amounts due and payable under this Agreement, the Notes and the Letter Agreement, in each case during such Quarterly Period; provided, however, that for any six-month Interest Period, the amount of the Source of Debt Service paid over to and accumulated in the Debt Service Account for principal and interest due during such Interest Period shall be in accordance with Sections 3.2 and 3.3 of the Trust Agreement. All such principal, interest and other amounts due during any Interest Period are referred to herein as the "Quarterly Debt Service" for such Interest Period.

            9.2   Accumulation in Regular Reserve Account.

                  (a) Pursuant to Sections 3.2 and 3.3 of the Trust Agreement, during each Quarterly Period that ends on a Maturity Date, after all amounts of Source of Debt Service required to be paid into the Debt Service Account pursuant to Section 9.1 hereof with respect to such Quarterly Period have been so paid, the Borrower shall pay into the Regular Reserve Account the entire remaining amount of each payment of the Source of Debt Service, as and when actually received by the Borrower, until the aggregate amount accumulated in such Regular Reserve Account shall equal 100% of the amount of Quarterly Debt Service reasonably anticipated to be due during the two Quarterly Periods next succeeding such Quarterly Period. For purposes of determining such amounts of Quarterly Debt Service, the interest rate applicable to the Advances (including any Deferred Portion thereof) scheduled to be outstanding during each of such two succeeding Quarterly Periods shall be or be deemed to be the interest rate, if any, then in effect in respect of principal to be outstanding during the next succeeding Interest Period and, if no such rate shall then be in effect, shall be deemed to be the interest rate in effect for the then current Interest Period.

                  (b) Notwithstanding Sections 9.1 and 9.2(a) hereof, and subject to Section 9.2(c) hereof, if there is any Source of Debt Service during the period from and including January 1, 1998 to and including the last day of the Availability Period, the Borrower shall pay the full amount thereof into the Regular Reserve Account pursuant to Section 3.2 of the Trust Agreement so long as and to the extent that the amount therein is less than 100% of the amount of Quarterly Debt Service reasonably anticipated (in the manner prescribed in Section 9.2(a) hereof) to be due on the first two Maturity Dates.

                  (c) If there is any Source of Debt Service at any time prior to the satisfaction of the conditions precedent set forth in Section 5.2 hereof, then after all amounts of Source of Debt Service required to be paid into the Debt Service Account and the Regular Reserve Account pursuant to Sections 9.1, 9.2(a) and 9.2(b) and, if any, the Debt Coverage Reserve Account pursuant to Section 9.3 hereof have been so paid, the Borrower shall pay the entire remaining amount thereof into the Regular Reserve Account pursuant to
Section 3.2 of the Trust Agreement; provided, however, that upon the satisfaction of such conditions precedent all amounts held in the Regular Reserve Account in excess of the amounts required to be so held pursuant to Sections 9.2(a) and (b) hereof shall be applied in accordance with Sections 3.2 and 3.3 of the Trust Agreement.

            9.3   Deposit in Debt Coverage Reserve Account.  Pursuant to
Section 3.2 of the Trust Agreement, if at any time at or after the end of the Availability Period the Certificate delivered to the Tranche A Lender and the Agent pursuant to 6.1(b) of this Agreement indicates that the Debt Coverage Ratio at the time of calculation is less than 130%, then for each Quarterly Period then in effect or thereafter occurring, after all amounts of Source of Debt Service required to paid into the Debt Service Account and the Regular Reserve Account pursuant to Sections 9.1 and 9.2 hereof with respect to such Quarterly Period have been so paid, the Borrower shall pay into the Debt Coverage Reserve Account the entire remaining amount of each payment of the Source of Debt Service, as and when actually received by the Borrower. Amounts deposited and held in the Debt Coverage Reserve Account shall be applied as provided in Section 3.5(b) hereof until the Debt Coverage Ratio shall equal or exceed 130%. The procedure set forth in this Section 9.3 shall continue in effect in each subsequent Quarterly Period until the Debt Coverage Ratio, calculated at the commencement of any such Quarterly Period, equals or exceeds 130%.

            9.4 Payments Made from Debt Service Account and Reserve Account. Except for any personal liability of the

Borrower arising as specifically provided in this Agreement and except for any prepayments pursuant to Section 9.3 hereof, all payments to be made by the Borrower under this Agreement, the Notes and the Letter Agreement, including in each case, without limitation, payments due on the Final Maturity Date, shall be made only from the Debt Service Account as at any applicable time the same shall be funded under Sections 3.2 and 3.3 of the Trust Agreement; provided, however, that if amounts held in the Debt Service Account and the Debt Coverage Reserve Account are insufficient to pay all such amounts when due, any amounts then held in the Regular Reserve Account shall be applied to make such payments to the extent provided in Section 3.3 of the Trust Agreement. Except in accordance with the preceding sentence with respect to any personal liability of the Borrower, the Borrower shall only be obligated to make payments under this Agreement, the Notes and the Letter Agreement, including in each case, without limitation, payments due on the Final Maturity Date, out of amounts of the Source of Debt Service and Borrowed Amounts received by it. The Borrower agrees that, as long as moneys are held in such Debt Service Account and such sub-accounts of the Reserve Account, the Lenders, to the extent necessary to make payments in accordance with the terms of the Trust Agreement of principal, interest and other amounts due under this Agreement, the Notes and the Letter Agreement, are among those having a right as provided under Section 2.2 of the Trust Agreement to receive disbursements thereunder.

            9.5 No Recourse. In furtherance of Sections 9.1 to 9.4 hereof, each of the Tranche A Lender, the Agent, the Intercreditor Agent, the Technical Agent, the Arrangers, the Tranche B Lenders and each holder of a Note, by its acceptance thereof, agrees that, except as provided in Sections 9.3 and 9.4,
(i) it will look solely to the Source of Debt Service and Borrowed Amounts to the extent provided in Sections 9.3 and 9.4 hereof for all payments to be made by the Borrower under this Agreement, the Notes and the Letter Agreement, as provided therein or herein, including in each case, without limitation, payments due on the Final Maturity Date, and that no recourse shall be had for the payment of the principal of or interest on the Notes or the payment of any other amounts due under this Agreement or the Letter Agreement, or shall be had for any claim based on any provision hereof or thereof, against BankAmerica International (or any entity acting as successor trustee under the Trust Agreement) in its individual capacity, or against any past, present or future stockholder, officer, director, employee or agent of BankAmerica International (or any entity so acting), or against the grantors, settlors or beneficiaries of any trust under the Trust Agreement, either directly or through the Borrower or any successor of any thereof, under any constitution, statute or rule of law or by the enforcement of any assessment, or otherwise, and (ii) neither BankAmerica International (or any such entity acting as such successor trustee) nor any such other Person shall have any personal obligation, liability or duty whatsoever to the Tranche A Lender, the Agent, the Intercreditor Agent, the Technical Agent, the Arrangers or the Tranche B Lenders or any holders of the Notes or anyone else for or with respect to any such payment or for the performance of or compliance with any covenant or agreement contained in any of said documents or for the truth, accuracy or completeness of any statement or representation made in any such document, except only in the case of BankAmerica International (or any such entity acting as successor trustee) for any material breach of a representation or warranty expressly made by it under
Section 4 or Section 5.3 hereof in its individual capacity and such liability as may arise under this Agreement for gross negligence or willful misconduct in acting hereunder. In such connection the Borrower (a) shall be entitled to act upon any notice, certificate, request, direction, waiver, receipt or other document which it in good faith believes to be genuine and it shall be entitled to rely upon the due execution, validity and effectiveness of, and the truth and acceptability of any provisions contained in, any of the foregoing so received, (b) may consult with, and obtain advice from qualified accounting and legal advisers in connection with the performance of its obligations and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and advice of such advisers, and (c) shall have no duties other than those specifically set forth or provided for herein nor any obligation to familiarize itself with nor any responsibility with respect to any other agreement relating to the transactions contemplated by this Agreement to which it is not a party.

            9.6 Not to Limit Remedies. Nothing contained in this Section 9 shall be construed to limit the exercise and enforcement, in accordance with the terms of this Agreement, the Notes or the Letter Agreement, of the rights and remedies of the Tranche A Lender, the Agent, the Intercreditor Agent, the Technical Agent, the Arrangers or the Tranche B Lenders or any holders of the Notes against the Borrower hereunder to the extent of the Source of Debt Service and Borrowed Amounts as provided herein.


SECTION 10.  MISCELLANEOUS

            10.1 Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be (a) personally delivered, (b) transmitted by postage prepaid registered mail, return receipt requested, (c) transmitted by telex (with postage prepaid mail confirmation) or (d) sent by telecopier to the parties as follows (as elected by the party giving such notice):

To the Borrower:  BankAmerica International, as
                  Trustee under the Bontang V Trust
                  Agreement dated as of July 1, 1995

                  1 World Trade Center, 9th Floor
                  New York, New York 10017
                  Attention:  Vice President-Manager
                  Telex:  62944
                  Answerback:  BOA UW
                  Telecopier: (212) 390-2249

To the Tranche A  Bontang Train-G Project Finance Co.,
Lender:           Ltd.
                  Ebisu Neonato, 14th Floor
                  1-18, Ebisu 4-chome
                  Shibuya-ku
                  Tokyo, Japan
                  Attention:  Treasurer
                  Telex:  (0)2422027
                  Answerback:  BGPF J
                  Telecopier:  (03) 5423-5593

To the Agent:     The Long-Term Credit Bank
                    of Japan, Limited
                  New York Branch
                  165 Broadway
                  New York, New York  10006
                  Attention:  Vice President,
                              Business Promotion II
                  Telex:  425722
                  Answerback: LTCB UI
                  Telecopier: (212) 608-2371

To the Tranche B  As provided on the signature
  Lenders:        pages hereof

Any notice relating to a Borrowing or a prepayment shall only be effective on receipt of a legible copy thereof. Except as otherwise specified in this Agreement, all notices and other communications shall be deemed to have been duly given on (i) the date of delivery if delivered personally at or before 5:00 p.m. on the date of delivery in the time zone of the recipient (otherwise on the day immediately following the date of delivery), (ii) five days following posting if transmitted by mail, (iii) the date of transmission if transmitted by telex with confirmed answerback received at or before 5:00 p.m. on the date of transmission in the time zone of the recipient (otherwise on the day immediately following the date of transmission) or (iv) the date of receipt of a legible copy thereof if sent by telecopier received at or before 5:00 p.m. on the date of transmission in the time zone of the recipient (otherwise on the day immediately following the date of receipt), whichever shall first occur. Any party may change its address for purposes hereof by notice to the other parties.

            10.2 No Waiver; Remedies Cumulative. No failure to exercise and no delay in exercising, on the part of the Tranche A Lender, the Agent, the Tranche B Lenders or the holders of any Note, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Subject always to the provisions of Section 9 hereof, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. The provisions of this Agreement shall inure to the benefit of any subsequent holder of the Notes.

            10.3 Use of English Language. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language. English shall be the official language for construction and interpretation of this Agreement, the Notes, the Letter Agreement and all agreements, notices, documents and instruments related thereto. If the original of any such document or notice is not in the English language, an English translation thereof shall be delivered.

            10.4  Assignment; Successors and Assigns; Participations.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Tranche A Lender, the Arrangers, the Tranche B Lenders, the Agent and their respective successors and permitted assigns. The Borrower may not assign any of its rights or delegate any of its obligations hereunder without the written consent of all of the Lenders. Any Lender may at any time sell, assign, transfer, negotiate, or otherwise dispose of, in whole or in part, with the prior written consent (such consent not to be unreasonably withheld) of the Borrower, its rights and obligations under this Agreement or the Notes; provided, that such consent by the Borrower shall not be required for any proposed sale, assignment, transfer, negotiation or other disposition by a Tranche B Lender to another financial institution (i) at least 75% of the voting shares of which are held directly or indirectly by such Tranche B Lender, or (ii) holding directly or indirectly at least 75% of the voting shares of such Tranche B Lender or (iii) at least 75% of the voting shares of which are held directly or indirectly by a corporation which holds directly or indirectly at least 75% of the voting shares of such Tranche B Lender (any of the foregoing described transferees, a "Section 10.4(a) Affiliate"). The exercise of such right by any Lender is, however, subject to the conditions that the transferee shall (x) not have any right at the time of transfer, or shall have effectively waived any right existing in the transferee at the time of transfer, pursuant to Section
3.3 hereof to claim from the Borrower tax indemnification and pursuant to
Section 3.4(b) hereof to claim from the Borrower any additional amounts, in either case above and beyond that or those which could have been claimed by the transferor at the time of transfer, (y) not have any right at the time of transfer pursuant to Section 3.4(a) hereof not possessed by the transferor at the time of transfer, and (z) in the case of any transfer to a Section 10.4(a) Affiliate, not have designated a Lending Office in any jurisdiction with respect to which the Borrower is at the time of transfer prohibited by applicable state or federal laws of the United States from doing business.

                  (b) In furtherance of the foregoing clause (a), any Lender wishing to transfer any of its rights and obligations under this Agreement or the Notes to any Person shall effect such transfer in the following manner:

                         (i)  The Lender and the Person or Persons to which the
Lender wishes to transfer any of such rights and obligations (the "Transferee" or "Transferees") shall duly complete and execute a transfer certificate in the form of Exhibit C-3 hereto (the "Transfer Certificate").

                        (ii) Unless the intended Transferee is stated in the relevant Transfer Certificate to be a Section 10.4(a) Affiliate, the Lender shall obtain the consent of the Borrower to the transfer by having the Borrower evidence its consent in the space provided therefor in the Transfer Certificate.

                       (iii) The Lender then and only then shall deliver the Transfer Certificate to the Agent together with (x) a photocopy of the Transfer Certificate as executed by the Lender, the Transferee and the Borrower, (y) the Note or Notes in respect of which the transfer is being made, and (z) payment of the transfer fee of $1,000, upon receipt of which the Agent shall acknowledge receipt of such Transfer Certificate in the space provided therefor in the photocopy and deliver the same to the Transferee.

                        (iv) Each transfer shall become effective on the later of (x) the date specified for such transfer in the related Transfer Certificate and (y) the fifth Business Day after acknowledgment of receipt of the related Transfer Certificate by the Agent.

                         (v)  Upon a transfer becoming effective in the
foregoing manner, the Transferee shall assume the obligations and acquire the rights which are the subject of such transfer with the same effect as if such Transferee had been an original party hereto as a Lender with the rights and obligations acquired and assumed by such Transferee as the result of such transfer.

                  (c) The Agent shall as promptly as practicable deliver to the Borrower a copy of each Transfer Certificate the receipt of which is acknowledged pursuant to this Section 10.4 together with the Note or Notes received with respect thereto, whereupon the Borrower shall execute and deliver into the custody of the Agent one or more new Notes (of the same category as the Notes subject to transfer and dated the date to which interest has been paid on the Advances evidenced thereby) (i) in the principal amounts being retained, if any, and/or transferred by the transferor and the Transferee or Transferees, respectively, (ii) payable to the order of such transferor and/or Transferee or Transferees, respectively, and (iii) in an aggregate principal amount equal to that evidenced by the Note or Notes which are the subject of such transfer.

                  (d) The Agent shall as promptly as practicable deliver to the relevant Transferees all new Notes delivered into its custody pursuant to
Section 10.4(c) hereof.

                  (e) The Agent and the Borrower may treat each Lender as the holder of the Note drawn to its order and delivered to such Lender, whether pursuant to Section 2.9 hereof or this Section 10.4, except in those circumstances where a transfer has become effective pursuant to this Section
10.4 but the new Note or Notes to be issued in connection with such transfer have yet to be issued, in which case the transferor and Transferee or Transferees parties to such transfer shall be treated as the holder or holders of the existing Note or Notes related to such transfer to the extent of their respective interests as set forth in the relevant Transfer Certificate.

                  (f) All agreements, representations and warranties made herein shall survive the making of any such transfer hereunder by any Lender.

                  (g)   Notwithstanding anything otherwise contained in this
Section 10.4, each Lender may grant participations which do not create or purport to create binding obligations of the Borrower, in whole or in part, in its rights under this Agreement and the Notes without any restriction and without notice to the Borrower.

                  (h) The parties named on the signature pages hereof under the captions "Arrangers", "Intercreditor Agent" and "Technical Agent" are intended to have such benefits, and in accepting any such benefits also to accept such obligations, as may be expressly provided for such parties herein to the same extent as if such parties had actually executed and delivered this Agreement.

            10.5 Amendments. Any provision of this Agreement or the Notes may be amended or waived if, and only if, such amendment or waiver shall be in writing and signed by the Tranche A Lender (except with respect to Section 8 hereof (other than Section 8.8 hereof)), the Majority Tranche B Lenders and, if the Agent's rights or duties as agent are affected, the Agent; provided that any such amendment must also be signed by the Borrower; and provided, further that no such amendment or waiver shall, unless signed by the Tranche A Lender and each Tranche B Lender, do any of the following: (a) increase or decrease the Commitment of any Lender or subject any Lender to any additional obligation hereunder; (b) reduce the amount or postpone the date of any payment of principal, interest or other amount hereunder with respect to a Tranche; (c) with respect to Tranche B only, reduce the percentage of the amount of the Commitments with respect to Tranche B or the Advances with respect to Tranche B, specified in the definition of "Majority Tranche B Lenders" or otherwise required to take any action hereunder; or (d) amend or waive any provision of this Section 10.5. Any such amendment or waiver shall be signed by the Tranche A Lender and by the Agent on behalf of the relevant Tranche B Lenders if the Agent has been so authorized in writing or by telex, cable or facsimile transmission by the Majority Tranche B Lenders or all of the Tranche B Lenders, as the case may be. Any amendment or waiver signed by the Agent in accordance with the preceding sentence shall be binding upon the Tranche B Lenders and any holder of a Tranche B Note. Any action that the Agent may take on behalf of the Majority Tranche B Lenders under this Agreement and that the Agent in fact so takes shall be binding on all of the Tranche B Lenders.

            10.6  Expenses; Indemnification.

                  (a) Subject to such limitations as are separately agreed, whether or not the transactions contemplated by this Agreement shall be consummated, the Borrower agrees (i) to pay, or reimburse the Tranche A Lender and the Agent, on behalf of the Tranche B Lenders, for, all reasonable fees, disbursements, expenses (including without limitation travel expenses) and other charges of the

Lenders' special New York, Japanese, Taiwanese and Korean counsel and (ii) to pay or reimburse the Tranche A Lender and, with respect to the Arrangers, the Agent on behalf of the Arrangers, for, all other reasonable out-of-pocket expenses of the Tranche A Lender and the Arrangers, including, but not limited to, travel and photocopying expenses, in each case in connection with the preparation, negotiation and signing of, and the initial disbursement under, this Agreement; provided that, subject to Section 10.6(b) hereof, the Borrower shall not be obligated to pay or reimburse the Lenders for any such fees, disbursements, expenses or other charges that were incurred prior to April 5, 1995 or after the initial Borrowing Date; and provided, further, that the Borrower shall pay or reimburse any fees and disbursements of Merlin Associates, Inc. in connection with the preparation of the report referred to in Section 1.19 of the Producers Agreement up to an aggregate maximum of $50,000.00. The Borrower shall pay such amounts, to the extent then incurred, on or before the earliest to occur of (i) the initial Borrowing Date, (ii) the thirtieth day following the Effective Date or (iii) the sixtieth day following the date hereof. If such thirtieth or sixtieth day referred to in the preceding clauses (ii) and (iii) shall occur earlier than the initial Borrowing Date, then, in addition to the amount paid on such day, the Borrower shall also pay on the initial Borrowing Date any such amounts that are incurred after such thirtieth or sixtieth day and on or before the initial Borrowing Date.

                  (b) The Borrower agrees (i) to pay, or reimburse the Tranche A Lender or the Agent or both, as the case may be, for all reasonable out-of-pocket expenses, including, but not limited to, travel expenses, legal fees, disbursements and other charges of Lenders' counsel incurred by the Tranche A Lender or the Agent or both in connection with any amendment or supplement to, or modification or waiver of, this Agreement, the Trust Agreement, the Producers Agreement or other related documents after this Agreement has been fully executed, and, subject to such limitations as are separately agreed, in connection with the satisfaction of the conditions precedent set forth in Section 5.2 hereof, and (ii) whether or not amounts due under this Agreement, any of the Notes or the Letter Agreement are accelerated, upon the occurrence of an Event of Default or an event the occurrence or nonoccurrence of which would, with notice or lapse of time or both constitute an Event of Default (but only if such event later becomes an Event of Default),
(x) to pay, or reimburse the holder of the Tranche A Note for, all reasonable out-of-pocket expenses of such holder arising in connection with such Event of Default or the enforcement of this Agreement, such Tranche A Note, the Letter Agreement or the Producers Agreement, including but not limited to the fees, disbursements and expenses (including without limitation travel expenses) and other charges of counsel employed by such holder and (y) to pay, or reimburse the Agent for, all reasonable out-of-pocket expenses of the Agent and each holder of any Tranche B Notes arising in connection with such Event of Default or the enforcement of this Agreement, such Tranche B Notes, the Letter Agreement or the Producers Agreement, including but not limited to the fees, disburse-ments and expenses (including without limitation travel expenses) and other charges of counsel employed by the Agent or such holder. The Borrower shall pay any such amounts for which an invoice is delivered to it on or prior to the end of the Availability Period, on or before the earlier of (A) the next Borrowing Date or (B) the next Interest Payment Date following delivery to the Borrower of the invoice therefor. The Borrower shall pay any such amounts for which an invoice is delivered to it after the Availability Period, as provided in the Trust Agreement.

            10.7 Sharing of Set-Off and Other Payments. In the event that any Tranche B Lender shall have received an amount in excess of its ratable share of payments hereunder or under the Tranche B Notes through the exercise of any lien, set-off or similar right or any voluntary payment by the Borrower, such Tranche B Lender shall promptly (and in any event within 15 days) purchase for cash, without recourse that portion of each other Tranche B Lender's Advances as will result in each Tranche B Lender receiving its ratable share of the amount of such lien, set-off or similar right, or voluntary payment; provided that to the extent that such excess amount or any portion thereof is subsequently recovered from the purchasing Tranche B Lender, its purchases from the other Tranche B Lenders shall be rescinded and the price repaid without interest; and provided further that if, after acceleration of the maturity of the relevant Tranche B Notes pursuant to Section 7 hereof, any Tranche B Lender shall commence an action or proceeding in any court to enforce the relevant Tranche B Notes held by such Tranche B Lender and as a result thereof, or in connection therewith, shall receive an excess payment on such Tranche B Notes, such Tranche B Lender shall not be required to share any portion of such excess payment with a Tranche B Lender which has received sufficient notice to enable it to and which, has the legal right to, but does not, join such action or proceeding or commence and diligently prosecute a separate action or proceeding to enforce its Tranche B Notes in another court. Nothing herein contained shall in any way affect (a) expenses pursuant to Section 2.7(b) hereof, prepayments pursuant to Section 3.4 hereof and interest payments calculated in accordance with the provisions of the fifth sentence of Section 2.6 hereof and
(b) the right of any Lender to obtain payment of indebtedness of the Borrower other than

Indebtedness under this Agreement, the Notes and the Letter Agreement.

            10.8 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Tranche A Lender, the Agent and the Borrower.

            10.9 Table of Contents and Section Headings. The table of contents and the section headings in this Agreement are inserted for convenience of reference only and shall be ignored in construing this Agreement.

            10.10 Governing Law. This Agreement and the Notes shall be governed by and construed in accordance with the laws of the State of New York, United States of America, applicable to agreements made and to be performed entirely within such State.

            10.11 Severability. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

            10.12 Term of Agreement. The term of this Agreement shall commence on the date hereof and shall end on the termination of all of the Lenders' Commitments or payment in full of all of the Notes and all other amounts payable under this Agreement and the Letter Agreement, whichever is later. The agreements of the Borrower to pay expenses and indemnities pursuant to Sections 3 and 10.6 of this Agreement shall survive the repayment of the Advances and the cancellation of all of the Notes until all amounts payable thereunder are paid in full.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized signatories as of the date hereof.


                        The Borrower
                        ------------

                        BANKAMERICA INTERNATIONAL,
                          as Trustee aforesaid



                        By /s/ VINCENT CHORNEY
                          -----------------------------------
                          Name:  Vincent Chorney
                          Title: Attorney-in-Fact


Commitment              Tranche A Lender
----------              ----------------

$678,650,000.00         BONTANG TRAIN-G PROJECT FINANCE
                          CO., LTD.



                        By /s/ RINTARO HARA
                          -----------------------------------
                          Name:  Rintaro Hara
                          Title: President

                        Lending Office:

                        Ebisu Neonato
                        14th Floor
                        1-18, Ebisu 4-chome, Shibuya-ku
                        Tokyo, Japan

                        Attention:  Treasurer
                        Telex:  (0)2422027
                        Answerback: BGPF J
                        Telecopier No.: (03) 5423-5593

                        Arrangers
                        ---------

                        CREDIT LYONNAIS



                        By /s/ PHILIPPE SOUSTRA
                          -----------------------------------
                          Name:  Philippe Soustra
                          Title: Attorney-in-Fact



                        THE FUJI BANK, LIMITED



                        By /s/ HAJIME TANIMURA
                          -----------------------------------
                          Name:  Hajime Tanimura
                          Title: Attorney-in-Fact



                        THE LONG-TERM CREDIT BANK
                          OF JAPAN, LIMITED



                        By /s/ KENICHI AMANO
                          -----------------------------------
                          Name:  Kenichi Amano
                          Title: Attorney-in-Fact



                        Facility Agent ("Agent")
                        ------------------------

                        THE LONG-TERM CREDIT BANK
                          OF JAPAN, LIMITED
                          NEW YORK BRANCH



                        By /s/ KENICHI AMANO
                          -----------------------------------
                          Name:  Kenichi Amano
                          Title: Attorney-in-Fact

                        Intercreditor Agent
                        -------------------

                        THE FUJI BANK, LIMITED



                        Technical Agent
                        ---------------

                        CREDIT LYONNAIS



                        Tranche B Lenders
                        -----------------

Commitment
----------

$25,000,000.00          CREDIT LYONNAIS



                        By /s/ PHILIPPE SOUSTRA
                          -----------------------------------
                          Name:  Philippe Soustra
                          Title: Attorney-in-Fact


                        Lending Office:

                        Credit Lyonnais/IFAP/MTC 5
                        1 Rue des Italiens
                        75 009 Paris, France


                        Attention:  Ms. Annick Paccioni
                                    Assistant Manager
                                    Central Department of
                                    Asset & Project
                                    Financial Engineering
                        Telex:  285 018 F
                        Answerback:  CREDC/A
                        Telecopier No.:  33-1-4295-3814

Commitment
----------

$15,700,000.00          THE DAIWA BANK, LIMITED
                          NEW YORK BRANCH



                        By /s/ SHINICHI THOUE
                          -----------------------------------
                          Name:  Shinichi Thoue
                          Title: Attorney-in-Fact


                        Lending Office:

                        666 Fifth Avenue, 3rd Floor
                        New York, New York 10103-0300

                        Attention:  Mr. Masafumi Asai
                                    Vice President &
                                    Manager
                                    Loan Section
                        Telex:  RCA 232246
                        Answerback:  NEW DAIWA
                        Telecopier No.:  (212) 554-7210


Commitment
----------

$7,600,000.00           THE DAI-ICHI KANGYO BANK, LIMITED
                           NEW YORK BRANCH



                        By /s/ TAKAYUKI NAKAYAMA
                          -----------------------------------
                          Name:  Takayuki Nakayama
                          Title: Attorney-in-Fact


                        Lending Office:

                        One World Trade Center, Suite 4911
                        New York, New York 10048

                        Attention:  Ms. Lisa Saito
                                    Investment Banking
                                    Department II
                        Telex:  232988
                        Answerback:  DKB UR
                        Telecopier No.:  (212) 542-0579

Commitment
----------

$25,000,000.00          THE FUJI BANK, LIMITED
                          NEW YORK BRANCH



                        By /s/ HAJIME TAMURA
                          -----------------------------------
                          Name:  Hajime Tamura
                          Title: Attorney-in-Fact


                        Lending Office:

                        Two World Trade Center, 79th Floor
                        New York, New York 10048

                        Attention:  Mr. Thomas Boylan
                                    (Vice President)
                                    Credit Contact
                                    Ms. Rosanna Caminiti
                                    (Assistant Manager)
                                    Administrative Contact
                        Telex:  420626
                        Answerback:  420626
                        Telecopier No.:  (212) 321-9407
                                         (212) 321-9408

Commitment
----------

$19,650,000.00          THE INDUSTRIAL BANK OF JAPAN
                           TRUST COMPANY



                        By /s/ KENICHIRO MURATA
                          -----------------------------------
                          Name:  Kenichiro Murata
                          Title: Attorney-in-Fact


                        Lending Office:

                        245 Park Avenue
                        New York, New York 10167

                        Attention:  Mr. Ryosuke Shigetomi
                                    Vice President
                                    Real Estate & Project
                                    Finance Department
                                    (copy to Mr. K. Murata)
                        Telex:  420802
                        Answerback:  KOGI UI
                        Telecopier No.:  (212) 949-0134

Commitment
----------

$19,650,000.00          KOREA FIRST BANK
                          NEW YORK AGENCY



                        By /s/ HEUNG-JE KIM
                          -----------------------------------
                          Name:  Heung-Je Kim
                          Title: Attorney-in-Fact


                        Lending Office:

                        410 Park Avenue
                        New York, New York 10022

                        Attention:  Mr. Jin Hang Lee
                                    Senior Assistant
                                    General Manager
                                    Mr. Bong Young Kim
                                    Assistant General Manager
                        Telex:  668115 or 425747
                        Answerback:  KOFIRST NY or KORFBK A
                        Telecopier No.:  (212) 319-0255


Commitment
----------

$25,000,000.00          THE LONG-TERM CREDIT BANK OF JAPAN,
                          LIMITED
                          NEW YORK BRANCH



                        By /s/ KENICHI AMANO
                          -----------------------------------
                          Name:  Kenichi Amano
                          Title: Attorney-in-Fact


                        Lending Office:

                        165 Broadway
                        New York, New York 10006

                        Attention:  Mr. Hisashi Saito
                                    Vice President,
                                    Business Promotion II
                        Telex:  425722
                        Answerback:  LTCB UI
                        Telecopier No.:  (212) 608-2303

Commitment
----------

$19,650,000.00          THE MITSUBISHI BANK, LIMITED
                          NEW YORK BRANCH


                        By /s/ YOSHISABURO MOGI
                          -----------------------------------
                          Name:  Yoshisaburo Mogi
                          Title: Attorney-in-Fact


                        Lending Office:

                        Two World Financial Center
                        225 Liberty Street
                        New York, New York 10281

                        Attention:  Mr. Hiroaki Fuchida
                                    Vice President &
                                    Manager
                                    U.S. Corporate Banking
                                    Department
                        Telex:  232328
                        Answerback:  MITUR
                        Telecopier No.:  (212) 667-3562


Commitment
----------

$19,650,000.00          THE MITSUBISHI TRUST AND
                          BANKING CORPORATION
                          NEW YORK BRANCH


                        By /s/ TATSUHISA TESHIMA
                          -----------------------------------
                          Name:  Tatsuhisa Teshima
                          Title: Attorney-in-Fact


                        Lending Office:

                        520 Madison Avenue, 26th Floor
                        New York, New York 10022

                        Attention:  Mr. Ichiro Yanagiya
                                    Manager Finance IV
                        Telex:  425078
                        Answerback:  MTAB UI
                        Telecopier No.:  (212) 755-2349

Commitment
----------

$19,650,000.00          THE NORINCHUKIN BANK
                          NEW YORK BRANCH



                        By /s/ SHOJIRO MATSUOKA
                          -----------------------------------
                          Name:  Shojiro Matsuoka
                          Title: Attorney-in-Fact


                        Lending Office:

                        245 Park Avenue, 29th Floor
                        New York, New York 10167

                        Attention:  Mr. Takehiko Ishihara
                                    Assistant Manager
                        Telex:  6720068
                        Answerback:  NOCHUBANK
                        Telecopier No.:  (212) 697-5754



Commitment
----------

$19,650,000.00          THE SAKURA BANK, LIMITED
                          NEW YORK BRANCH



                        By /s/ MASAO UMEMURA
                          -----------------------------------
                          Name:  Masao Umemura
                          Title: Attorney-in-Fact


                        Lending Office:

                        277 Park Avenue, 45th Floor
                        New York, New York 10172

                        Attention:  Mr. Yasuhiro Terada
                                    Senior Vice President
                                    Structured Finance
                                    Department
                                    (copy to Mr. T. Fujinawa)
                        Telex:  421242
                        Answerback:  MITKBK NY
                        Telecopier No.:  (212) 888-7651

Commitment
----------

$19,650,000.00          THE SANWA BANK, LIMITED
                          NEW YORK BRANCH



                        By /s/ AKIRA TEKEUCHI
                          -----------------------------------
                          Name:  Akira Tekeuchi
                          Title: Attorney-in-Fact


                        Lending Office:

                        Park Avenue Plaza
                        55 East 52nd Street
                        New York, New York 10055

                        Attention:  Ms. Elizabeth Murphy
                                    Assistant Vice President
                                    Loan Administration
                        Telex:  RCA 232423
                        Answerback:  SWBUR
                        Telecopier No.:  (212) 754-1851


Commitment
----------

$15,700,000.00          SOCIETE GENERALE
                          TOKYO BRANCH



                        By /s/ PATRICK FROGER
                          -----------------------------------
                          Name:  Patrick Froger
                          Title: General Manager for
                                 Japanese Branches


                        Lending Office:

                        2-9, Nishi-Shinbashi 1-chome
                        Minato-ku,
                        Tokyo 105 Japan

                        Attention:  Mr. Toshio Hamasaki
                                    Senior Vice President
                                    Corporate Marketing
                                    Department IV
                        Telex:  28611
                        Answerback:  SOGE
                        Telecopier No.:  (813) 3503-4090

Commitment
----------

$19,650,000.00          THE SUMITOMO BANK, LIMITED
                          NEW YORK BRANCH



                        By /s/ KIYOTAKA KUROKAWA
                          -----------------------------------
                          Name:  Kiyotaka Kurokawa
                          Title: Attorney-in-Fact


                        Lending Office:

                        277 Park Avenue
                        New York, New York 10172

                        Attention:  Mr. Keiji Hayashida
                                    Assistant Vice President
                                    International Finance
                                    Department U.S.A.
                        Telex:  420515(ITT)
                        Answerback:  SMBK UI
                        Telecopier No.:  (212) 593-9522


Commitment
----------

$19,650,000.00          THE TOKAI BANK, LIMITED
                          NEW YORK BRANCH



                        By /s/ TURO SATOH
                          -----------------------------------
                          Name:  Turo Satoh
                          Title: Attorney-in-Fact


                        Lending Office:

                        Park Avenue Plaza
                        55 East 52nd Street
                        New York, New York 10055

                        Attention:  Mr. Masayuki Kawahara
                                    Vice President
                                    Utilities Finance Group

                        Telex:  211250
                        Answerback:  TOKAI UR
                        Telecopier No.:  (212) 754-2171